UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 1, 2010

BIG BEAR MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-132547	20-4350483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E Rio Salado Parkway, Suite 900, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 480.253.0323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 7 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us", "our" and the “Company” mean Big Bear Mining Corp., a Nevada corporation, unless otherwise indicated.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Rubicon Option Agreement

Effective April 1, 2010, the Company entered into a property purchase option agreement (the “Rubicon Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”) for the right and option to acquire from Rubicon up to 100% interest in a total of 14 mining claims (the “Rubicon Claims”) in the Red Lake Mining Division of Northwestern Ontario, Canada. Considerations for the 100% interest are as follows:

-	Initial cash payment of $20,000 (paid);
-	Cash payment of $15,000 and issuance of common shares of the Company valued at $30,000 on April 1, 2011;
-	Cash payment of $20,000 and issuance of common shares of the Company valued at $30,000 on April 1, 2012;
-	Cash payment of $25,000 and issuance of common shares of the Company valued at $30,000 on April 1, 2013; and
-	Cash payment of $30,000 on April 1, 2014.

In accordance with the Rubicon Option Agreement Rubicon retains a royalty of 2% of the net smelter returns, 50% of which the Company has the option to purchase with cash payment of $1,000,000.

Sol d’or Option Agreement

Effective April 11, 2010 the Company entered into a property purchase option agreement (the “Sol d’or Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”), whereby the Company is entitled to acquire from Rubicon up to 100% interest in nine claims in the Birch/Uchi portion of the Red Lake Mining Division of Northwestern Ontario, Canada, and to participate in the further exploration and development of the property. Considerations for the 100% interest in the nine claims are as follows:

-	Initial cash payment of $16,000 (paid) and issuance of 20,000 shares of the Company’s common stock (issued on August 11, 2010);
-	Cash payment of $15,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2011;
-	Cash payment of $20,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2012;
-	Cash payment of $25,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2013; and
-	Cash payment of $35,000 on April 11, 2014.

In accordance with the Sol d’or Option Agreement Rubicon retains a royalty of 2% of the net smelter returns, 50% of which the Company has the option to purchase with cash payment of $1,000,000.

Stevens Lake Option Agreement

Effective April 13, 2010 the Company entered into a property purchase option agreement (the “Stevens Lake Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”), whereby the Company is entitled to acquire up to 100% interest in three claims in the Birch/Uchi portion of the Red Lake Mining Division of Northwestern Ontario, Canada, and to participate in the further exploration and development of the Property.

Considerations for the 100% interest in the nine claims are as follows:

-	Initial cash payment of $7,000 (paid) and issuance of 20,000 shares of the Company’s common stock (issued on August 11, 2010);
-	Cash payment of $12,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2011;
-	Cash payment of $15,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2012;
-	Cash payment of $20,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2013; and
-	Cash payment of $30,000 on April 13, 2014.

In accordance with the Stevens Lake Option Agreement Rubicon retains a royalty of 2% of the net smelter returns, 50% of which the Company has the option to purchase with cash payment of $1,000,000.

Rattlesnake Hills Option Agreement

Effective August 2, 2010 the Company entered into a property purchase option agreement (the “Rattlesnake Hills Option Agreement”) with John Glasscock, a director of the Company, whereby the Company is entitled to acquire up to 100% interest in 452 mineral claims located in Natrona County, Wyoming. Considerations for the 100% interest in the claims are as follows:

-	Initial cash payment of $250,000 (paid);
-	Issuance of 1,000,000 shares of the Company’s common stock within 30 days of the agreement (not issued);
-	Issuance of second 1,000,000 shares of the Company’s common stock on or before the first anniversary of the agreement;
-	Issuance of third 1,000,000 shares of the Company’s common stock on or before the second anniversary of the agreement;
-	Payments for all property costs which include annual lease payments estimated at $61,000 required by the State of Wyoming.

In accordance with the Rattlesnake Hills Option Agreement Mr. Glasscock retains a royalty of 2% of the net smelter returns, 50% of which the Company has the option to purchase with cash payment of $1,000,000.

The work commitment on Rattlesnake Hills Property in accordance with the Option Agreement is $800,000 during the first year, $1,200,000 during the second year and $1,600,000 during the third year.

Because we were a shell company before we entered into the above agreements, we have included in this Current Report on Form 8-K, the information on our company that would be required if we were filing a general form for registration of securities on Form 10.

We are an exploration stage resource company, and are primarily engaged in the exploration for and development in the properties in which we have acquired interests.  For further details on our business, please see the section entitled “Business” beginning on page 2.

BUSINESS

General Overview

We were incorporated in the State of Nevada on April 14, 2005.  At inception, we were an exploration stage company engaged in the acquisition, exploration and development of mineral properties.  In December 2005, Mr. Aaron Hall, our former President, acquired a mineral claim known as the Holy Cross Property which comprised 500 hectares located 145 kilometers west of Prince George, British Columbia, Canada.  Mr. Hall as a licensed free miner staked the claims on our behalf. On February 20, 2006, we reimbursed Mr. Hall $1,000 for the Holy Cross Property.  Based on the information available to us, we determined that the Holy Cross Property did not, in all likelihood, contain a commercially viable mineral deposit, and we therefore abandoned any further exploration on the property.

As a result, we investigated several other business opportunities to enhance shareholder value.

On September 9, 2008, Aaron Hall resigned as our director and president.  On September 9, 2008, Dwayne Skellern was elected director and appointed president of our company.

Effective January 21, 2010, the Nevada Secretary of State effected a forward stock split of our authorized and issued and outstanding shares of common stock on a one (1) old for fifty (50) new basis, such, such that our authorized capital increased from 30,000,000 shares of common stock with a par value of $0.001 to 1,500,000,000 shares of common stock with a par value of $0.001 and, correspondingly, our issued and outstanding shares of common stock increased from 2,779,000 shares of common stock to 138,950,000 shares of common stock.

Effective January 20, 2010, we issued 250,000 shares of our common stock in a private placement at a purchase price of $0.20 raising gross proceeds of $50,000.  We have issued all of the shares to non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On March 16, 2010 our board of directors appointed Steve Rix as a director, President, Secretary and Treasurer of the Company.  On March 16, 2010 Dwayne Skellern resigned as our President, Secretary, Treasurer and director.

Effective April 1, 2010, we entered into a property purchase option agreement (the “Rubicon Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”) for the right and option to acquire from Rubicon up to 100% interest in a total of 14 mining claims (the “Rubicon Claims”) in the Red Lake Mining Division of Northwestern Ontario, Canada. Considerations for the 100% interest are as follows:

-	Initial cash payment of $20,000 (paid);
-	Cash payment of $15,000 and issuance of common shares of our company valued at $30,000 on April 1, 2011;
-	Cash payment of $20,000 and issuance of common shares of our company valued at $30,000 on April 1, 2012;
-	Cash payment of $25,000 and issuance of common shares of our company valued at $30,000 on April 1, 2013; and
-	Cash payment of $30,000 on April 1, 2014.

In accordance with the Rubicon Option Agreement, Rubicon retains a royalty of 2% of the net smelter returns, 50% of which our company has the option to purchase with cash payment of $1,000,000.

On March 31, 2010, we entered into a Financing Agreement (the "Agreement") with Intosh Services Limited, ("Intosh"), whereby we have the right to request Intosh to purchase up to $1,400,000 of our securities  until  March 31, 2011,  unless  extended by either our company or Intosh for an additional twelve (12) months.

Under the terms of the Agreement, we may from time to time request a purchase from Intosh up to $200,000 (each, an "Advance") per request for operating expenses, acquisitions, working capital and general corporate activities. Following receipt of any Advance, we are required to issue shares of our common stock at $0.70 per share.

As of June 30, 2010, in accordance with the Financing Agreement the Company received Advances of $1,400,000 for which the shares were issued on September 7, 2010.

Effective April 11, 2010, we entered into a property purchase option agreement (the “Sol d’or Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”), whereby we are entitled to acquire from Rubicon up to 100% interest in nine claims in the Birch/Uchi portion of the Red Lake Mining Division of Northwestern Ontario, Canada, and to participate in the further exploration and development of the property. Considerations for the 100% interest in the nine claims are as follows:

-	Initial cash payment of $16,000 (paid) and issuance of 20,000 shares of the Company’s common stock (issued on August 11, 2010);
-	Cash payment of $15,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2011;
-	Cash payment of $20,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2012;
-	Cash payment of $25,000 and issuance of 20,000 shares of the Company’s common stock on April 11, 2013; and
-	Cash payment of $35,000 on April 11, 2014.

In accordance with the Sol d’or Option Agreement, Rubicon retains a royalty of 2% of the net smelter returns, 50% of which we have the option to purchase with cash payment of $1,000,000.

Effective April 13, 2010, we entered into a property purchase option agreement (the “Stevens Lake Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”), whereby we are entitled to acquire up to 100% interest in three claims in the Birch/Uchi portion of the Red Lake Mining Division of Northwestern Ontario, Canada, and to participate in the further exploration and development of the Property.

Considerations for the 100% interest in the nine claims are as follows:

-	Initial cash payment of $7,000 (paid) and issuance of 20,000 shares of the Company’s common stock (issued on August 11, 2010);
-	Cash payment of $12,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2011;
-	Cash payment of $15,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2012;
-	Cash payment of $20,000 and issuance of 20,000 shares of the Company’s common stock on April 13, 2013; and
-	Cash payment of $30,000 on April 13, 2014.

 In accordance with the Stevens Lake Option Agreement, Rubicon retains a royalty of 2% of the net smelter returns, 50% of which we have the option to purchase with cash payment of $1,000,000.

Effective August 2, 2010, we entered into a property purchase option agreement (the “Rattlesnake Hills Option Agreement”) with John Glasscock, a director of our company, whereby we are entitled to acquire up to 100% interest in 452 mineral claims located in Natrona County, Wyoming. Considerations for the 100% interest in the claims are as follows:

-	Initial cash payment of $250,000 (paid);
-	Issuance of 1,000,000 shares of our common stock within 30 days of the agreement (not issued);
-	Issuance of second 1,000,000 shares of our common stock on or before the first anniversary of the agreement;
-	Issuance of third 1,000,000 shares of our common stock on or before the second anniversary of the agreement;
-	Payments for all property costs which include annual lease payments estimated at $61,000 required by the State of Wyoming.

In accordance with the Rattlesnake Hills Option Agreement, Mr. Glasscock retains a royalty of 2% of the net smelter returns, 50% of which we have the option to purchase with cash payment of $1,000,000.

The work commitment on Rattlesnake Hills Property in accordance with the Option Agreement is $800,000 during the first year, $1,200,000 during the second year and $1,600,000 during the third year.

On April 19, 2010, Steve Rix, the officer and director of our company, acquired a total of 30,000,000 shares of the common stock from Aaron Hall, our former officer and director, in a private transaction for approximately $2,000.  The funds used for this share purchase were Mr. Rix personal funds.  Mr. Rix now owns 41.25% of the issued and outstanding shares of our company.

On April 27, 2010, we entered into a share cancellation/return to treasury agreement with Aaron Hall, our former officer and director.  Pursuant to the agreement, Mr. Hall has agreed to the return and cancel of 66,750,000 shares of our common stock currently held by him.  We did not provide Mr. Hall with any compensation for such cancellation. Post cancellation, Mr. Hall continues to hold 250,000 shares of common stock.

On April 19, 2010, we received a consent to act from John Glasscock.  We increased the number of directors to two (2) and appointed Mr. Glasscock as a member to the board of directors.

On June 1, 2010, we received a consent to act from James G. Baughman.  We increased the number of directors on our board of directors to three (3), and appointed Mr. Baughman as a member of our board of directors.

On July 20, 2010, we issued 450,000 common shares to Vista Partners LLC pursuant to our letter agreement with Vista Partners LLC dated June 10, 2010 (the “Letter Agreement”).  The securities issued under the Letter Agreement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements.  These shares were issued pursuant to an exemption from registration in section 4(2) of the Securities Act of 1933.

On July 1, 2010, we received a consent to act from Michael Schifsky.  We increased the number of directors to four (4) and appointed Mr. Schifsky as a member to the board of directors.

Our board of directors now consists of Mr. Steve Rix, Mr. John Glasscock, Mr. James G. Baughman and Mr. Michael Schifsky.

Business Subsequent to the Property Acquisitions

We are engaged in the acquisition and exploration of mining properties.  We maintain our statutory registered agent's office at Suite 304-2470 St. Rose Pkwy, Henderson, Nevada 89074 and our business office is located at 60 E Rio Salado Parkway, Suite 900, Tempe, Arizona  85281.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

Since we are an exploration stage company, there is no assurance that a commercially viable mineral reserve exists on any of our current or future properties, To date, we do not know if an economically viable mineral reserve exists on our property and there is no assurance that we will discover one.  Even if we do eventually discover a mineral reserve on our property, there can be no assurance that we will be able to develop our property into a producing mine and extract those resources. Both mineral exploration and development involve a high degree of risk and few properties which are explored are ultimately developed into producing mines.

We appointed Billiken Management to perform compilation work on all our claims in Western Ontario.

Our current operational focus is to complete the terms of the Rubicon Option Agreement, the Sol D’or Option Agreement and the Stevens Lake Option Agreement and to conduct exploration activities on each of the properties. For a description of our properties please see the section entitled “Properties” beginning on page 19.

Competition

We are a mineral resource exploration company. We compete with other mineral resource exploration companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration companies with whom we compete have greater financial and technical resources than those available to us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford more geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

Compliance with Government Regulation

We currently hold options to acquire properties in the province of Ontario.  Our mineral exploration program will be subject to regulations similar to the following:

•	Locating claims

•	Posting claims

•	Working claims

•	Reporting work performed

Prior to proceeding with any exploration work, we must apply for a notice of work permit.   Additionally, the properties we are acquiring in the Rattlesnake Hills region have some split estate land where we have to create contracts with the surface land owners.

We are committed to complying with and are, to our knowledge, in compliance with, all governmental and environmental regulations applicable to our company and our properties. Permits from a variety of regulatory authorities are required for many aspects of mine operation and reclamation. We cannot predict the extent to which these requirements will affect our company or our properties if we identify the existence of minerals in commercially exploitable quantities. In addition, future legislation and regulation could cause additional expense, capital expenditure, restrictions and delays in the exploration of our properties.

Research and Development Expenditures

We have incurred $Nil in research and development expenditures over the past two fiscal years.

Employees

Currently, we do not have any employees. Our directors, executive officers and certain contracted individuals play an important role in the running of our company. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks in connection with our exploration programs.

Subsidiaries

We do not have any subsidiaries.

Intellectual Property

We do not own, either legally or beneficially, any patent or trademark.

RISK FACTORS

Our business operations are subject to a number of risks and uncertainties, including, but not limited to those set forth below:

We need to continue as a going concern if our business is to succeed, if we do not we will go out of business.

Our registered public accounting firm’s report to our audited financial statements for the year ended December 31, 2009 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are our accumulated deficit since inception, our failure to attain profitable operations and our dependence upon adequate financing to pay our liabilities.  If we are not able to continue as a going concern, it is likely investors will lose their investments.

Because of the unique difficulties and uncertainties inherent in mineral exploration ventures, we face a high risk of business failure.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. The expenditures to be made by us in the exploration of the mineral claim may not result in the discovery of mineral deposits. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. If the results of our exploration do not reveal viable commercial mineralization, we may decide to abandon our claim and acquire new claims for new exploration. The acquisition of additional claims will be dependent upon us possessing capital resources at the time in order to purchase such claims. If no funding is available, we may be forced to abandon our operations.

Because we have commenced limited business operations, we face a high risk of business failure.

We are preparing to commence exploration on our properties in the summer of 2010.  Accordingly, we have no way to evaluate the likelihood that our business will be successful.  We were incorporated on April 14, 2005 and have been involved primarily in organizational activities and the acquisition of our mineral properties.  We have not earned any revenues as of the date of this Current Report on Form 8-K.

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues.  We therefore expect to incur significant losses into the foreseeable future.  We recognize that if we are unable to generate significant revenues from development of the mineral claims and the production of minerals from the claims, we will not be able to earn profits or continue operations.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

We lack an operating history and we expect to have losses in the future.

We have not started our proposed business operations or realized any revenues. We have no operating history upon which an evaluation of our future success or failure can be made. Our ability to achieve and maintain profitability and positive cash flow is dependent upon the following:

·	Our ability to locate a profitable mineral property;
·	Our ability to generate revenues; and
·	Our ability to reduce exploration costs.

Based upon current plans, we expect to incur operating losses in future periods. This will happen because there are expenses associated with the research and exploration of our mineral properties. We cannot guarantee that we will be successful in generating revenues in the future. Failure to generate revenues will cause us to go out of business.

We have no known ore reserves and we cannot guarantee we will find any gold or if we find gold, that production will be profitable. Even if we are successful in discovering gold or other mineralized material we may not be able to realize a profit from its sale. If we cannot make a profit, we may have to cease operations.

We have no known ore reserves. We have not identified any gold on the mineral claims and we cannot guarantee that we will ever find any gold. Even if we find that there is gold on our mineral claims, we cannot guarantee that we will be able to recover the gold. If we cannot find gold or it is not economical to recover the gold, we will have to cease operations.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for valuable minerals involves numerous hazards.  As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure.  The payment of such liabilities may have a material adverse effect on our financial position.

Because we are small and do not have much capital, we must limit our exploration and consequently may not find mineralized material. If we do not find mineralized material, we will cease operations.

Because we are small and do not have much capital, we must limit our exploration. Because we may have to limit our exploration, we may not find mineralized material, although our mineral claims may contain mineralized material. If we do not find mineralized material, we will cease operations.

If we become subject to onerous government regulation or other legal uncertainties, our business will be negatively affected.

There are several governmental regulations that materially restrict mineral property exploration and development. Under the mining laws of the jurisdictions in which our properties are located, we are required to obtain work permits, the posting of bonds, and the performance of remediation work for any physical disturbance to the land. While these current laws do not affect our current exploration plans, if we proceed to commence drilling operations on the mineral claims, we will incur modest regulatory compliance costs.

In addition, the legal and regulatory environment that pertains to the exploration of ore is uncertain and may change. Uncertainty and new regulations could increase our costs of doing business and prevent us from exploring for ore deposits. The growth of demand for ore may also be significantly slowed. This could delay growth in potential demand for and limit our ability to generate revenues.  In addition to new laws and regulations being adopted, existing laws may be applied to mining that have not as yet been applied.  These new laws may increase our cost of doing business with the result that our financial condition and operating results may be harmed.

We may not have access to all of the supplies and materials we need to begin exploration that could cause us to delay or suspend operations.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, such as explosives, and certain equipment such as bulldozers and excavators that we might need to conduct exploration. We have not attempted to locate or negotiate with any suppliers of products, equipment or materials. We will attempt to locate products, equipment and materials after this offering is complete. If we cannot find the products and equipment we need, we will have to suspend our exploration plans until we do find the products and equipment we need.

Because of the speculative nature of exploration of mineral properties, there is no assurance that our exploration activities will result in the discovery of new commercially exploitable quantities of minerals.

We plan to continue to source exploration mineral claims. The search for valuable minerals as a business is extremely risky. We can provide investors with no assurance that additional exploration on our properties will establish that additional commercially exploitable reserves of gold exist on our properties Problems such as unusual or unexpected geological formations or other variable conditions are involved in exploration and often result in exploration efforts being unsuccessful. The additional potential problems include, but are not limited to, unanticipated problems relating to exploration and attendant additional costs and expenses that may exceed current estimates. These risks may result in us being unable to establish the presence of additional commercial quantities of ore on our mineral claims with the result that our ability to fund future exploration activities may be impeded.

Because the SEC imposes additional sales practice requirements on brokers who deal in our shares that are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty in reselling your shares and may cause the price of the shares to decline.

Our shares qualify as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934, which imposes additional sales practice requirements on broker/dealers who sell our securities in this offering or in the aftermarket. In particular, prior to selling a penny stock, broker/dealers must give the prospective customer a risk disclosure document that: contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; contains a description of the broker/dealers' duties to the customer and of the rights and remedies available to the customer with respect to violations of such duties or other requirements of Federal securities laws; contains a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the bid and ask prices; contains the toll free telephone number for inquiries on disciplinary actions established pursuant to section 15(A)(i); defines significant terms used in the disclosure document or in the conduct of trading in penny stocks; and contains such other information, and is in such form (including language, type size, and format), as the SEC requires by rule or regulation. Further, for sales of our securities, the broker/dealer must make a special suitability determination and receive from you a written agreement before making a sale to you. Because of the imposition of the foregoing additional sales practices, it is possible that brokers will not want to make a market in our shares. This could prevent you from reselling your shares and may cause the price of the shares to decline.

We have no known ore reserves and we cannot guarantee we will find any gold or if we find gold, that production will be profitable.

We have no known ore reserves.  We have not identified any gold on our properties and we cannot guarantee that we will ever find any gold.  We did not rely upon any expert advice in selecting the property for the exploration.  Even if we find that there is gold on our properties, we cannot guarantee that we will be able to recover the gold.  Even if we recover the gold, we cannot guarantee that we will make a profit.  If we cannot find gold or it is not economical to recover the gold, we will have to cease operations.

Rain and snow may make the road leading to our property impassable.  This will delay our proposed exploration operations and could prevent us from working.

While we do not plan to conduct our exploration year round, it is possible that when we plan to proceed with exploration that snow or rain could cause roads leading to our claims to be impassable.  When roads are impassable, we are unable to work.

Because we are small and do not have much capital, we must limit our exploration and consequently may not find mineralized material.  If we do not find mineralized material, we will cease operations.

Because we are small and do not have much capital, we must limit our exploration.  Because we may have to limit our exploration, we may not find mineralized material, although our property may contain mineralized material.  If we do not find mineralized material, we will cease operations.

As we face intense competition in the mining industry, we will have to compete with our competitors for financing and for qualified managerial and technical employees.

The mining industry is intensely competitive in all of its phases. Competition includes large established mining companies with substantial capabilities and with greater financial and technical resources than we have. As a result of this competition, we may be unable to acquire additional attractive mining claims or financing on terms we consider acceptable. We also compete with other mining companies in the recruitment and retention of qualified managerial and technical employees. If we are unable to successfully compete for financing or for qualified employees, our exploration and development programs may be slowed down or suspended.

Trading of our stock may be restricted by the SEC's Penny Stock Regulations which may limit a stockholder's ability to buy and sell our stock.

The U.S. Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions.  Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors".  The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account.  The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules.  Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities.  We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

Anti-Takeover Provisions

We do not currently have a shareholder rights plan or any anti-takeover provisions in our By-laws.  Without any anti-takeover provisions, there is no deterrent for a take-over of our company, which may result in a change in our management and directors.

Our By-laws contain provisions indemnifying our officer and directors against all costs, charges and expenses incurred by them.

Our By-laws contain provisions with respect to the indemnification of our officer and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officer.

Trends, Risks and Uncertainties

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Purchase of Significant Equipment

We do not intend to purchase any significant equipment over the next twelve months.

Personnel Plan

We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Our principal capital resources have been through the subscription and issuance of common stock, although we have also used stockholder loans and advances from related parties. On April 1, 2010, we entered into a Financing Agreement (the "Agreement") with Intosh Services Limited, ("Intosh"), whereby we have the right to request Intosh to purchase up to $1,400,000 of our securities  until  March 31, 2011,  unless  extended by either our company or Intosh for an additional twelve (12) months.

Under the terms of the Agreement, we may from time to time request a purchase from Intosh up to $200,000 (each, an "Advance") per request for operating expenses, acquisitions, working capital and general corporate activities. Following receipt of any Advance, we are required to issue shares of our common stock at $0.70 per share. As of June 30, 2010, in accordance with the Financing Agreement we have received Advances of $1,400,000 for which the shares were issued on September 7, 2010.

Cash Requirements

We intend to conduct exploration activities on our newly optioned properties over the next twelve months.  We estimate our operating expenses and working capital requirements for the next twelve month period to be as follows:

Specifically, we estimate our operating expenditure requirements for the next 12 months to be as follows:

Estimated Funding Required During the Next 12 Months
Expenditures	Amount
General and administrative	$835,000
Future property acquisitions	$42,000
Exploration costs	$1,840,000
Property payments	$61,000
Total	$2,778,000
Cash on hand, June 30, 2010	$1,230,000

We are not aware of any known trends, demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in our liquidity increasing or decreasing in any material way.

We will require additional financing in order to enable us to proceed with our plan of operations, as discussed above, including approximately $1,548,000.00 over the next 12 months to pay for our ongoing expenses. These expenses include general and administrative, exploration costs, property payments and future property acquisitions.  These cash requirements are in excess of our current cash and working capital resources. Accordingly, we will require additional financing in order to continue operations and to repay our liabilities. There is no assurance that any party will advance additional funds to us in order to enable us to sustain our plan of operations or to repay our liabilities.

Effective March 31, 2010, we entered into a financing agreement with Intosh Services Limited, whereby we have the right to request Intosh to purchase up to $1,400,000 of our securities  until  March 31, 2011,  unless  extended by either our company or Intosh for an additional 12 months.  Under the terms of the financing agreement, we may from time to time request a purchase from Intosh up to $200,000 per request to fund our company’s operating expenses, acquisitions, working capital and general corporate activities. Following receipt of any advance, we shall issue Intosh common stocks of our company at $0.70 per share.  As of June 30, 2010, in accordance with the Financing Agreement the Company received Advances of $1,400,000 for which all shares were issued on September 7, 2010.

Results of Operations for the Three Months ended June 30, 2010 and June 30, 2009

Three month Summary ending June 30, 2010 and 2009

	Three Months Ended June 30
	2010		2009
Revenue	$	Nil	$	Nil
Expenses		$262,691		$3,218
Net Loss		$(262,540)		$(3,218)

Expenses

Our total expenses for the three month periods ended June 30, 2010 and June 30, 2009 are outlined in the table below:

	Three Months Ended June 30
	2010	2009
General and administrative	$78,784		$3,218
Consulting and management	$166,945	$	Nil
Mineral exploration	$16,962	$	Nil

Expenses for the three months ended June 30, 2010, increased by 8,063% as compared to the comparative period in 2009 primarily as a result of the commencement of mineral property exploration and increases in general and administrative expenses, consulting and management expenses and mineral exploration expenses.

Six month Summary ending June 30, 2010 and 2009

	Six Months Ended June 30
	2010		2009
Revenue	$	Nil	$	Nil
Expenses		$270,059		$10,099
Net Loss		$(269,908)		$(10,099)

Expenses

Our total expenses for the six month periods ended June 30, 2010 and June 30, 2009 are outlined in the table below:

	Six Months Ended June 30
	2010	2009
General and administrative	$86,152		$10,099
Consulting and management	$166,945	$	Nil
Mineral exploration	$16,962	$	Nil

Expenses for the six months ended June 30, 2010, increased by 2,574% as compared to the comparative period in 2009 primarily as a result of the commencement of mineral property exploration and increases in general and administrative expenses, consulting and management expenses and mineral exploration expenses.

Revenue

We have not earned any revenues since our inception and we do not anticipate earning revenues in the upcoming quarter.

Equity Compensation

We currently do not have any stock option or equity compensation plans or arrangements.

Liquidity and Financial Condition

Working Capital

	At June 30, 2010	At December 31, 2009	Increase/(Decrease)

Current Assets	$1,258,630	$1,317	$1,257,313
Current Liabilities	$2,506	$12,785	$(10,279)
Working Capital (deficit)	$1,256,124	$(11,468)	$1,267,592

Cash Flows
	Six Months Ended June 30, 2010	Six Months Ended June 30, 2009
Cash Used in Operating Activities	$(178,154)		$(3,659)
Cash Used in Investing Activities	$(43,000)	$	Nil
Cash Provided by Financing Activities	$1,450,000	$	Nil
Net Increase (Decrease) in Cash During the Period	$1,228,846		$(3,659)

For the next 12 months we plan to expend a total of approximately $103,000 in respect of our mineral properties in which we have an option to acquire.

We estimate that we will spend approximately $835,000 on general and administrative expenses, over the next 12 months.

We will require additional funds to fund our budgeted expenses over the next 12 months. These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock. Further, we may continue to be unprofitable. We need to raise additional funds in the immediate future in order to proceed with our budgeted expenses.  Additionally, there is no assurance that any party will advance additional funds to us in order to enable us to sustain our plan of operations or to repay our liabilities.

Effective March 31, 2010, we entered into a financing agreement with Intosh Services Limited, whereby we have the right to request Intosh to purchase up to $1,400,000 of our securities  until  March 31, 2011,  unless  extended by either our company or Intosh for an additional 12 months.  Under the terms of the financing agreement, we may from time to time request a purchase from Intosh up to $200,000 per request to fund our company’s operating expenses, acquisitions, working capital and general corporate activities. Following receipt of any advance, we shall issue Intosh common stocks of our company at $0.70 per share.   As of June 30, 2010, in accordance with the Financing Agreement the Company received Advances of $1,400,000 for which all shares were issued on September 7, 2010.

Other than described above, we do not have any arrangements for additional financing for the expansion of our exploration operations, and no potential lines of credit or sources of financing are currently available for the purpose of proceeding with our plan of operations.

Results of Operations for the Fiscal Years ended December 31, 2009 and December 31, 2008

The following summary of our results of operations should be read in conjunction with our audited financial statements for the years ended December 31, 2009 and 2008.

Our operating results for the years ended December 31, 2009 and 2008 are summarized as follows:

	Year Ended December 31
	2009		2008
Revenue	$	Nil	$	Nil
Expenses		$16,592		$13,516
Net Loss		$(16,592)		$(13,516)

Expenses

Our total expenses for the years ended December 31, 2009 and December 31, 2008 are outlined in the table below:

	Year Ended December 31
	2009	2008
General and administrative	$16,592	$13,516

Expenses for the years ended December 31, 20009, increased by 22.76% as compared to the comparative period in 2008 primarily as a result of an increase in general and administrative expenses.

Revenue

We have not earned any revenues since our inception and we do not anticipate earning revenues in the upcoming quarter.

Liquidity and Financial Condition

Working Capital

	At December 31, 2009	At December 31, 2008	Increase/ Decrease
Current Assets	$1,317	$7,869	$(6,552)
Current Liabilities	$12,785	$2,745	$10,040
Working Capital (deficit)	$(11,468)	$5,124	$(16,592)

Cash Flows
	Year Ended December 31, 2009		Year Ended December 31, 2008
Net Cash Used in Operating Activities		$(6,552)		$(11,766)
Net Cash Provided by Investing Activities	$	Nil	$	Nil
Net Cash Provided by Financing Activities	$	Nil	$	Nil
Net Increase in Cash During the Period		$(6,552)		$(11,766)

We will require additional funds to fund our budgeted expenses over the next 12 months. These funds may be raised through draw downs from the Intosh Financing Agreement, equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock. Further, we may continue to be unprofitable. We need to raise additional funds in the immediate future in order to proceed with our budgeted expenses.  Additionally, there is no assurance that any party will advance additional funds to us in order to enable us to sustain our plan of operations or to repay our liabilities.

Going Concern

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock.  At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months. We do not have any arrangements in place for any future debt or equity financing.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with the accounting principles generally accepted in the United States of America.  Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses.  These estimates and assumptions are affected by management’s application of accounting policies.  We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our financial statements is critical to an understanding of our financial statements.

Cash and Cash Equivalents

Our company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Foreign Currency Translation

The financial statements are presented in United States dollars. In accordance with ASC 830, ‘‘Foreign Currency Matters’’, foreign denominated monetary assets and liabilities are translated into their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Non-monetary assets and liabilities are translated at the exchange rates prevailing at the transaction date. Revenue and expenses are translated at average rates of exchange during the year. Gains or losses resulting from foreign currency transactions are included in results of operations.

Mineral Interest

Mineral property acquisition costs are capitalized in accordance with ASC 932. Mineral property exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property are capitalized. To date our company has not established any reserves on our mineral properties.

Impairment of Long-Lived Assets

Our company reviews long-lived assets for indicators of impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If the review indicates that the carrying amount of the asset may not be recoverable, the potential impairment is measured based on a projected discounted cash flow method using a discount rate that is considered to be commensurate with the risk inherent in our company’s current business model. For purposes of recognition and measurement of an impairment loss, a long-lived asset is grouped with other assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets.

Use of Estimates

The preparation of financial statements in conformity generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the period. Actual results may differ from those estimates.

Basic Loss per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period. The weighted average number of shares outstanding during the periods has been retroactively restated to reflect a forward stock split of 50 shares for 1 share, effective January 21, 2010.

Income Taxes

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Our company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Recent Accounting Pronouncements

During the period ended March 31, 2010 and subsequently, the Financial Accounting Standards Board (“FASB”) has issued a number of financial accounting standards, none of which did or are expected to have a material impact on the Company’s results of operations, financial position, or cash flows.

PROPERTIES

Our facilities: As of the date of this current report, our executive, administrative, and operating offices are located at 60 E Rio Salado Parkway, Suite 900, Tempe, Arizona 85281. We currently lease approximately 268 square feet at a monthly cost of $1,999.00. We believe these facilities are adequate for our current needs and that alternate facilities on similar terms would be readily available if needed.

Property held by us: As of the date of this current report on Form 8-K, we hold options to acquire interests in the Rubicon Property, the Sol d’or Property and the Stevens Lake Property.  For a description of the option agreements, please see the section entitled “Business” above.

Rubicon Option Agreement:  Shabu Lake - Skinner Claims

Our Red Lake Property consists of 14 claims comprising approximately 6,680 acres in the prolific Red Lake Mining Division of Northwestern Ontario, Canada. These claims are located in the Shabu Lake area and are accessible by road. This property has multiple reported gold occurrences on it (Ontario Geological Survey Open File Report 5835) as well as multiple documented copper/nickel occurrences (Preliminary Map P973 Shabumeni River - Narrow Lake area).

Previous exploration was hampered by inaccessibility but the construction of an all-season logging road in recent years has alleviated this and enhanced the possibility of discovering new gold and base metal zones. In addition, follow up work on previous occurrences is now more economically viable.
Shabu-Skinner Lake (Rubicon Option Agreement)

Location and Access

The property lies in northwest part of the Birch-Confederation Lakes greenstone belt some 75 km east-northeast of Red Lake straddling the Skinner township / Shabu Lake area boundary.  It comprises a contiguous group of claims (~175 units, 6,988  acres) extending 11.5 km from Leonard Lake in the east to Shabu Lake in the northwest.

The east part of the property is road accessible from Highway 105 in Ear Falls, eastwards towards Gold Pines on Lac Seul on Highway 653, then northeastwards along the South Bay Road and finally north on the Joyce Road which crosses the southeast extremity of the property.  The South Bay and Joyce Roads are both well maintained, gravel logging access roads.

Northwest parts of the property are accessible by float plane available at the South End of Confederation Lake (Kabeelo’s; ~30 km), Ear Falls (several; 75 km) and Red Lake (e.g, Greens, 75 km).

Title

The properties are all unpatented mining claims in good standing with the Ontario Ministry of Northern Development, Mines and Foresty (MNDMF) registered to Perry English.  Perry English has granted an option to Big Bear Mining which requires cash and stock payments, the terms of which are set out in the section entitled “Business”.   In order to maintain ownership of the property we must maintain the option agreement in good standing and meet the work requirements of the MNDMF which are annual requirements calculated on the property size.  On an annual basis the MNDMF requires eligible work to be carried out on the property with a cash value of CAD$56,400.

Figure 1.  Shabu-Skinner Claims (outlined in red; UTM Zone 15; NAD’83).  Joyce Road (access in brown).

History

Parker and Atkinson (1993) record several gold showings on the property dating from 1926.  Past work in the area has focused on the Bathurst Mine on Carr Lake which lies on the adjoining property south and east.

Parker and Atkinson (1993; Appendix A) provide detailed descriptions and histories of specific showings.  Table 1 below lists work reported in the Shabu lake map area (NTS 52N07SW).  Available data suggest that there is a significant and varied base of work on which to design further exploration programs.  In recent work (circa 2004) by Fronteer, completed only on the Leonard Lake portion of the property, can be effectively applied to the central and western portions.

Table 1.  Assessment files in the Shabu Lake map area (NTS 52N07SW)

AFRI File	Year	AFRO ID	Performed For	Drilling	Geology	Geochem	Geophysics
52N07SW0008	1963	DDH 10	FLINT ROCK MINES LTD	x
52N07SW0007	1967	DDH 11	MADSEN RL AU MINES LTD	x
52N07SW0005	1969	DDH 13	G J CIGLEN	x
52N07SW0006	1969	DDH 12	FLINT ROCK MINES LTD	x
52N07SW0003	1985	2.7641	SUMMIT RED L GOLD MINES LTD			x	x
52N07SW0002	1987	63.519	FLINT ROCK MINES LTD	x	x
52N07SW0004	1988	DDH 14	SHABU GOLD MINES LTD	x
52N07SW9913	1993	2.1494	ASARCO EXPL CO OF CAN LTD		x		x
52N07SW2001	2002	2.25014	FRONTEER DVLPMT GROUP INC		x	x	x
52N08NE2003	2003	2.27483	JILBEY ENTERPRISES LTD			x	x
52N07SW2002	2004	2.27325	FRONTEER DVLPMT GROUP INC			x
52N07SW2003	2004	2.27924	FRONTEER DVLPMT GROUP INC	x

Property Status

The property is presently vacant exploration ground with no known reserves or resources and no known liabilities.
The registrant proposes a program of reconnaissance prospecting and sampling of the historical showings and trenches.  If successful the next phase would include further stripping/trenching, detailed sampling/prospecting, linecutting and ground geophysics.

Existing or potential economic significance

The property represents an early stage gold exploration property containing several gold-in-quartz showings whose known extent is limited.

Appendix 1.  Showings on (SB-1 to 3) and adjacent to (SB-4, SK-1 to 4) property

Figure 2.  Gold showings on and near Skinner-Shabu Claim Group (Parker and Atkinson, 1993)

SHABU LAKE AREA (NTS 52N07SW)
Code	Name	Page
SB-1	Flint Rock Mines Ltd. Occurrence (Shabu Lake Occurrence)	290
SB-2	Leonard Lake Occurrences	292
SB-3	Madsen Red Lake Gold Mines Occurrence	294
SB-4	Sheehan Lake Prospect	296
SKINNER TOWNSHIP (52N07SW)
SK-1	Bathurst Mine	318
SK-2	Dunkin Prospect	322
SK-3	Noramco Explorations Inc., Skinner Township Occurrences	325
SK-4	Price-Logan Occurrence	327

Code	SB-1

Name	FLINT ROCK MINES LTD. OCCURRENCE (SHABU LAKE OCCURRENCE) -

Map area	SHABU LAKE AREA

NTS	52N07SW

LOCATION
The Flint Rock Mines Ltd. occurrence is situated on leased mining claims KRL 51180 to 51191 inclusive. The main No. l vein is located about 1.2 km due west of Shabu Lake on leased claims KRL 51184 and 51186.

DESCRIPTION

Regional Structures
Fyon and ODonnell (1986) noted that the main structure at Shabu Lake is a complex or refolded fold. According to Fyon and ODonnell (1986): "A tight syncline with a highly strained (possibly sheared) core trends northwest, parallel to the northwestern arm of the lake. A second fold axial trace trends north-northeast, and defines a broad syncline in the southeastern section of the lake.”

Geology
Northeast-trending, fine-grained metasediments are intercalated with minor metavolcanic flows of the Cycle n metavolcanic sequence (Thurston 1986) and are intruded by granodioritic rocks of the Mainprize Lake granitoid complex.

Mineralization

No. l vein
The No. l vein occurs along the southern claim boundaries of leased claims KRL 51184 and 51186. The east-trending quartz vein has been traced by diamond drilling along the contact between biotite granodiorite and a diorite dike, for a strike length of 800 m. The vein is 0.1 to 0.6 m wide and contains sparse amounts of disseminated galena, pyrite, chalcopyrite and visible gold (Pryslak 1974).

No. 2 vein
The No. 2 vein is approximately 460 m northwest of the No. l vein and is situated on leased mining claim KRL 51188. The east-trending vein dips 90 and is 5 cm to 30 cm wide with a strike length of 47 m. The vein is hosted by a narrow inclusion of metasediments and by biotite granodiorite and gabbro. Pryslak (1974) reported that the vein contained up to 10% galena and 2% chalcopyrite.

Alteration and deformation	Alteration and deformation associated with the quartz veins is very minimal and consists of silicification, epidotization and hematization with very minor shearing.

OWNERSHIP AND DEVELOPMENT

1937	Prospectors Airways Ltd. conducted trenching, channel sampling and diamond drilled 28 holes totalling 6500 feet on the No. l Vein zone.

1963	Flint Rock Mines Ltd. diamond drilled 7 holes totalling 1999 feet on the No. l and No. 2 veins.

1969	Flint Rock Mines diamond drilled 2 holes totalling 950 feet to test the base metal potential of a pyritic zone on the west shore of Shabu Lake (leased claim KRL 51180).

1987	Flint Rock Mines conducted linecutting and induced polarization and resistivity surveys over the property and diamond drilled 6 holes totalling 2217.6 feet.

ECONOMIC FEATURES

No. 1 Vein	The No. l vein hosts an auriferous section which is 180 m long with an average width of 0.49 m and an average grade of 0.85 ounce Au per ton (Pryslak 1974). This zone was drilled to a depth of 90 m.

No. 1 Vein	Diamond drilling conducted on the No. l vein in 1937 by Prospectors Airways Ltd. Intersected narrow sections assaying as high as 0.43 and 0.77 ounce Au per ton.

No. 1 Vein	Drilling conducted by Flint Rock Mines Ltd. in 1963, on the No. l vein, intersected narrow sections assaying as high as 0.8 ounce Au per ton and 0.72 ounce Au per ton.

No. 2 Vein	A grab sample taken by A.P. Pryslak (1974) from the No. 2 vein assayed 0.01 ounce Au per ton, 0.09% Cu and 1.45% Pb.

No. 2 Vein
Drill holes completed by Flint Rock Mines Ltd. in 1987 intersected narrow sections of gold mineralization such as: 1.065 ounces Au per ton across 0.45 feet, 0.139 Au per ton across 1.5 feet, 0.145 ounce Au per ton across 0.39 feet, 0.231 ounce Au per ton across 0.3 feet and 0.388 ounce Au per ton across 0.5 feet.

SELECTED REFERENCES

Flint Rock Mines Ltd., assessment files, Resident Geologist's office Red Lake.

Fyon, A.J. and O'Donnell, L. 1986, O.G.S. M.P. 132, p. 269, 270, 274.

Pryslak, A.P. 1974, O.D.M. Map P.973.

Thurston, P.C. 1986, O.F.R. 5607

Code	SB-2

Name	LEONARD LAKE OCCURRENCES

Map area	SHABU LAKE AREA

NTS	52N07SW

LOCATION	The Leonard Lake occurrences consist of 5 separate showings situated in the immediate vicinity of Leonard Lake in the Shabu Lake area.

North	The North showing is situated 805 m due north of Leonard Lake;

West	West showing occurs 1.7 km west of the lake;

East	East showing is situated 2 km due east of the lake;

Shore	Shore showing is located on the southwest shore of Leonard Lake; and

South	South showing is located 500 m southwest of the lake. Leonard Lake is situated immediately north of the Skinner Township boundary line.

DESCRIPTION

Regional Structures	The northwest-trending Swain Lake fault extends from Swain Lake through the southeastern end of Leonard Lake (Pryslak 1972, 1974).

Geology
East-trending, intermediate to mafic metavolcanic rocks are intercalated with abundant fine-grained metasediments of the Cycle II sequence (Thurston 1986) and are intruded by gabbro and granodioritic rocks of the Mainprize Lake granitoid complex.

North and West	The North and West showings consist of test pits sunk on quartz veins within granodioritic rocks at the contacts between granodiorite and metasediments and granodiorite and mafic metavolcanic rocks.

East	The East showing consists of quartz veins hosted by fine-grained metasediments consisting of greywacke, siltstone and argillite.

Shore	The Shore showing consists of several trenches sunk on quartz veins hosted by intermediate pyroclastic rocks which have been altered to chlorite-sericite schist (Pryslak 1974).

Shore	The Shore showing is situated on the extreme northwest extension of the Swain Lake fault.

South
The South showing (formerly situated on claim KRL 4841) consists of 3 separate east-trending quartz veins dipping between 60 and 80 to the south. The veins are hosted by narrow shear zones up to 4 feet wide in coarse-grained diorite/gabbro. The quartz veins range in strike length from 20 to 110 feet (Bruce 1929).

Mineralization

South showing	The quartz veins at the South showing have been reported (Bruce 1929) to contain massive arsenopyrite in "considerable quantities". Bruce (1929) reported that "gold occurs with the arsenopyrite".

West showing	Pryslak (1974) reported arsenopyrite in quartz veins at the West showing.

OWNERSHIP AND DEVELOPMENT

1927
Leonard Narrow Lake Mines Ltd. conducted extensive stripping and trenching in the vicinity of Leonard Lake. The most promising showing on the property was the South showing situated on mining claims KRL 4841.

1966	A portion of the property was staked by Madsen Red Lake Gold Mines Ltd.

1967	Madsen Mines conducted electromagnetic and magnetic surveys over the area.

1969	C.C. Huston and Associates flew airborne electromagnetic, magnetic and radiometric surveys over the area.

1988	Canadian Eagle Exploration Inc. flew airborne electromagnetic, magnetic and resistivity surveys over a portion of the area.

ECONOMIC FEATURES

West, North & East	Pryslak (1974) has indicated the presence of gold at the West, North and East showings on map P. 973, but no specific gold values have been reported.

South	Bruce (1929) also reports the presence of gold at the South showing.

SELECTED REFERENCES

Bruce, E.L. 1929, O.D.M. Annual Report v. 37, pt. 4, p. 44

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 18-19

Pryslak, A.P. 1974, O.D.M. Map P.973

Thurston, P.C. 1986, O.G.S. O.F.R. 5607

Code	SB-3

Name	MADSEN RED LAKE GOLD MINES OCCURRENCE

Map area	SHABU LAKE AREA

NTS	52N07SW

LOCATION	The Madsen Red Lake Gold Mines prospect consists of several sulphide shownings situated on the south and southeast shore of Shabu Lake.

DESCRIPTION

Regional Structures
A syncline with a highly strained core trends northwest, parallel to the northwestern arm of Shabu Lake and a second fold axial trace trends north-northeast, and defines a broad syncline in the southeastern section of Shabu Lake (Fyon and OT)onnell 1986).

Geology
Northwest-trending, pillowed and massive mafic metavolcanic flows outcrop on the east shore of Shabu Lake. A 400- to 500-foot thick marble unit (Pryslak 1974) which extends along the southeast shore of Shabu Lake is overlain to the east by fine-bedded, siliceous metasediments which are 200 feet thick (Pryslak 1974). The supracrustal rocks are part of the Cycle II metavolcanic sequence (Thurston 1986). The metasediments and metavolcanic rocks are intruded by porphyritic, biotite granodiorite of the Mainprize Lake granitoid comples.

Mineralization
The marble and siliceous metasediments host abundant disseminated and massive sulphide mineralization consisting of pyrite and pyrrhotite, with minor chalcopyrite, sphalerite and galena. Lenses of massive sulphides are up to 10 feet wide.

OWNERSHIP AND DEVELOPMENT

1966	A contiguous group of 79 mining claims was staked by Madsen Red Lake Gold Mines Ltd.

1967	Madsen Mines conducted linecutting, electromagnetic and magnetic surveys trenching, sampling and diamond drilled 10 holes totalling 3370 feet.

1969	C.C. Huston and Associates flew airborne electromagnetic, magnetic and radiometric surveys over the area.

1988	Canadian Eagle Exploration Inc. (formerly Shabu Gold Mines Ltd.) flew airborne electromagnetic, resistivity and magneti surveys over the area.

ECONOMIC FEATURES
Four drill holes completed by Madsen Red Lake Gold Mines Ltd. intersected narrow sections of anomalous gold mineralization in siliceous metasediments and marble hosting variable amounts of pyrrhotite and pyrite. Some of the drill intersections were:

Drill Hole No.	Intersection (ounce Au per ton)
5	0.04 across 4.1 feet
5	0.08 across 1.8 feet
6	0.08 across 5 feet
6	0.04 across 2.1 feet
7	0.04 across 5 feet
8	0.04 across 8 inches
9	0.04 across 1-foot
9	0.04 across 5 feet

SELECTED REFERENCES

Canadian Eagle Exploration Inc., assessment files, Resident Geologist's office, Red Lake.

Fyon, A.J. and O'Donnell, L. 1986, O.G.S. M.P. 132, p. 269, 270, 274.

Madsen Red Lake Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 20-21.

Pryslak, A.P. 1974, O.D.M. Map P.973.

Thurston, P.C. 1986, O.G.S. O.F.R. 5607.

Code	SB-4

Name	SHEERAN LAKE PROSPECT

Area	SHABU LAKE AREA

NTS	52N07SW

LOCATION
The Sheehan Lake prospect consists of 35 trenches located about 400 m due south of Sheehan Lake (local name) in the Shabu Lake area. Sheehan Lake is a small lake situated along the Shabumeni River and is approximately 6.6 km due west of Shabumeni Lake.

DESCRIPTION

Regional Structures	No major regional structures have been identified in the vicinity of the Sheehan Lake prospect.

Geology
The Sheehan Lake prospect is hosted by hornblende granodiorite of the Mainprize Lake granitoid complex. The occurrence is about 500 m due north of the contact between the granitoid rocks and a thick unit of fine-grained metasediments.  Pryslak (1974) located 35 trenches which range from 2 m to 36 m in length. The trenches occur at intervals of 9 m in a west-northwest direction for a strike length of 270 m.

Mineralization
Gold mineralization occurs within a sheared alteration zone consisting of silicified, carbonatized and variably pyritic, hornblende granodiorite. The alteration zone contains 10% to 20% iron carbonate, 2% to 8% disseminated pyrite (Prylak 1974) and minor galena and chalcopyrite.

OWNERSHIP AND DEVELOPMENT

1937	Prospectors Airways Ltd. staked 15 mining claims at Sheehan Lake and conducted trenching, stripping and 3500 feet of diamond drilling.

1969	Noranda Exploration Co. Ltd. conducted ground magnetic and electromagneticsurveys in the vicinity of the prospect.

1973	Staked by P. Henniston.

1982	Dome Exploration visited and sampled the property.

1984	Summit Red Lake Gold Mines Ltd. conducted ground magnetic and electromagnetic surveys and humus and lithogeochemical surveys.

1987	Shabu Gold Mines Ltd. conducted an electromagnetic survey and diamond drilled 23 holes totalling 10 437.7 feet.

1988	Canadian Eagle Exploration Inc. (formerly Shabu Gold Mines Ltd.) flew airborne magnetic, electromagnetic and resistivity surveys over the property.

ECONOMIC FEATURES

Diamond drilling conducted by Shabu Gold Mines Ltd. in 1987 intersected 0.078 ounce Au per ton across 24.8 feet, while 4 other narrow intersections assayed up to 0.06 ounce Au per ton (The Northern Miner, April 6, 1987, p. 7).  Numerous sections with high silver values such as, 1.83 ounces Ag per ton across 17.5 feet, were also intersected in drill core.

Six chip samples ranging in length from 1.2 m to 6 m were taken from the trenches by A.P. Pryslak (1974) and assayed between 0.01 and 0.07 ounce Au per ton.

SELECTED REFERENCES

Canadian Eagle Exploration Inc., assessment files, Resident Geologist's office, Red Lake.

Pryslak, A.P. 1972, O.D.M. Map P.973.

Shabu Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Summit Red Lake Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

The Northern Miner, April 6, 1987, p.7.

Code	SB-2

Name	LEONARD LAKE OCCURRENCES

Map Area	SHABU LAKE AREA

NTS	52N/7 SW

LOCATION
The Leonard Lake occurrences consist of 5 separate showings situated in the immediate vicinity of Leonard Lake in the Shabu Lake area. The North showing is situated 805 m due north of Leonard Lake; the West showing occurs 1.7 km west of the lake; the East showing is situated 2 km due east of the lake; the Shore showing is located on the southwest shore of Leonard Lake; and the South showing is located 500 m southwest of the lake. Leonard Lake is situated immediately north of the Skinner Township boundary line.

DESCRIPTION

Regional Structures	The northwest-trending Swain Lake fault extends from Swain Lake through the southeastern end of Leonard Lake (Pryslak 1972, 1974).

Geology
East-trending, intermediate to mafic metavolcanic rocks are intercalated with abundant fine-grained metasediments of the Cycle II sequence (Thurston 1986) and are intruded by gabbro and granodioritic rocks of the Mainprize Lake granitoid complex.

North and West	The North and West showings consist of test pits sunk on quartz veins within granodioritic rocks at the contacts between granodiorite and metasediments and granodiorite and mafic metavolcanic rocks.

East showing	The East showing consists of quartz veins hosted by fine-grained metasediments consisting of greywacke, siltstone and argillite.

Shore showing
The Shore showing consists of several trenches sunk on quartz veins hosted by intermediate pyroclastic rocks which have been altered to chlorite-sericite schist (Pryslak 1974). The Shore showing is situated on the extreme northwest extension of the Swain Lake fault.

South showing
The South showing (formerly situated on claim KRL 4841) consists of 3 separate east-trending quartz veins dipping between 60 and 80 to the south. The veins are hosted by narrow shear zones up to 4 feet wide in coarse-grained diorite/gabbro. The quartz veins range in strike length from 20 to 110 feet (Bruce 1929).

Mineralization
The quartz veins at the South showing have been reported (Bruce 1929) to contain massive arsenopyrite in "considerable quantities". Bruce (1929) reported that "gold occurs with the arsenopyrite". Pryslak (1974) reported arsenopyrite in quartz veins at the West showing.

OWNERSHIP AND DEVELOPMENT

1927
Leonard Narrow Lake Mines Ltd. conducted extensive stripping and trenching in the vicinity of Leonard Lake. The most promising showing on the property was the South showing situated on mining claims KRL 4841.

1966	A portion of the property was staked by Madsen Red Lake Gold Mines Ltd.

1967	Madsen Mines conducted electromagnetic and magnetic surveys over the area.

1969	C.C. Huston and Associates flew airborne electromagnetic, magnetic and radiometric surveys over the area.

1988	Canadian Eagle Exploration Inc. flew airborne electromagnetic, magnetic and resistivity surveys over a portion of the area.

ECONOMIC FEATURES

Pryslak (1974) has indicated the presence of gold at the West, North and East showings on map P. 973, but no specific gold values have been reported. Bruce (1929) also reports the presence of gold at the South showing.

SELECTED REFERENCES

Bruce, E.L. 1929, O.D.M. Annual Report v. 37, pt. 4, p. 44.

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 18-19.

Pryslak, A.P. 1974, O.D.M. Map P.973.

Thurston, P.C. 1986, O.G.S. O.F.R. 5607.

Code	SK-1

Name	BATHURST MINE

Map area	SKINNER TOWNSHIP

NTS	52N07SW

LOCATION
The Bathurst Mine is located on leased mining claim KRL 321974 (formerly KRL 4758) which is part of a group of 12 contiguous leased claims situated between Bathurst and Car lakes in the northwest corner of Skinner Township. Numerous pits and trenches are located on several of the leased claims.

DESCRIPTION

Regional Structures	The Bathurst Mine property is situated within the contact strain aureole of the Trout Lake batholith in the east-northeast-trending Swain Lake deformation zone (Fyon and Lane 1986).

Geology
Mafic, massive and pillowed metavolcanic flows of the Cycle II sequence (Thurston 1985) are intruded by coarse-grained gabbroic and dioritic sills and dikes and by wide felsite dikes commonly striking between 090 and 110° and dipping 75° to the south. The Bathurst Mine is approximately 600 m east of the contact between mafic metavolcanic rocks and granitic rocks of the Trout Lake batholith.  Mafic, metavolcanic rocks commonly contain abundant green, fibrous, amphibole. The metavolcanic rocks are commonly foliated in a northerly direction, parallel to the contact of the Trout Lake batholith.

Mineralization
Mineralized quartz veins are hosted by numerous discrete, east- and east-southeast- trending shear zones in excess of 3 m wide. Shear and fracture zones commonly occur along the contacts of felsite dikes and also within the dikes.

The sheared wall rocks are chloritized and/or talcose and host calcite-filled extension veins. Wall rocks immediately adjacent to the quartz veins are commonly silicified. Alteration is confined to the shear zones.

Numerous trenches and pits have been sunk on 12 mineralized shear zones hosting fine-grained, white, sugary quartz veins and a few pale blue vitreous veins. The quartz veins contain minor amounts of disseminated pyrite associated with iron carbonate and chloritic wall rock fragments. Quartz veins may also contain sphalerite, chalcopyrite, galena, arsenopyrite, pyrrhotite and spectacular, coarse, visible gold. Sulphides are commonly concentrated within the quartz at quartz vein/wall rock contacts and are finely disseminated in the sheared wall rocks.

The quartz veins range between 2 and 9 feet in width with some strike lengths in excess of 1000 feet. Many of the quartz veins have been deformed and are folded and flat-lying (Bruce 1929; Fyon and O'Donnell 1986). The folded veins commonly have a shallow plunge to the southwest. The shaft was sunk on the No. l, 2, 3 and 4 veins on leased mining claim KRL 321974 (formerly KRL 4758). These veins were the most important on the property and contained the most abundant visible gold.

OWNERSHIP AND DEVELOPMENT

1926	Gold was discovered in wide quartz veins at Car and Bathurst lakes.

1927	Bathurst Mines Ltd. acquired 30 contiguous mining claims consisting of the Bathurst, Price-Logan, and Daipre-Cobourn properties; trenching, stripping and sampling delineated 7 gold-bearing zones.

1928	A two-compartment shaft was sunk to a depth of 223 feet on mining claim KRL 4758 and a level was started at 200 feet.

1929
The shaft was deepened to 300 feet with levels at 200 and 300 feet; 1109 feet of crosscutting and 2046 feet of drifting was completed; a mill was installed and produced 149.06 ounces of gold and 50 ounces of silver for a total value of S3107 (Rogers and Young 1930), a different production figure of 160 ounces of gold was also reported for the same year (Harding 1936); the mine was closed by the end of the year.

1932	The mine was reopened and a production of S1500 (Sinclair et al. 1934) was recorded by the end of the year when the mine was closed once more.

1934
The shaft was deepened to 420 feet and the mine was reported to have produced 74.51 ounces of gold and 6 ounces of silver from 130 tons of ore (Bathurst Mines Ltd., assessment files, Resident Geologist's office, Red Lake).

1935	Erie Canadian Gold Mines Ltd. optioned the property and conducted extensive surface work.

1936
Car Lake Syndicate commenced underground operations and completed 30 feet of crosscutting, 131 feet of drifting and 52 feet of raising on the 200-foot level; the mine produced 84 ounces of gold and 36 ounces of silver from 432 tons of ore (Bathurst Mines Ltd., assessment files, Resident Geologist's office, Red Lake; Sinclair et al. 1938), however, conflicting production figures of 76.92 ounces of gold and 28 ounces of silver produced from 307 tons of ore (Young 1938); and 120 ounces of gold produced from 320 tons of ore (Sinclair et al. 1939) are also reported for the same year.

1937	Gleemar Gold Mines Ltd. resumed underground operations and completed 200 feet of drifting and 100 feet of crosscutting on the 300-foot level.

1958	Bathurst Selective Mines Securities Ltd. conducted prospecting, stripping, trenching and sampling on the property.

1963-1964	Bathurst Selective Mines Securities Ltd. diamond drilled 6 holes totalling 727 feet on mining claims KRL 50904 and 50907 and conducted a considerable amount of trenching.

1966	Ground magnetic and electromagnetic surveys were conducted by Cana Exploration Consultants Ltd. for G. Jones.

1967	Victoria Algoma Mineral Co. Ltd. completed l diamond drill hole to a depth of 901 feet on mining claim KRL 50907.

1969	Kendon Copper Mines Ltd. diamond drilled 10 holes totalling 2508 feet on mining claims KRL 62528 and 62529.

1972-1973
The property was staked by a group of prospectors from Ear Falls and optioned to All Canadian Mining and Exploration Co. who conducted geological mapping and diamond drilled 7 holes totalling 587 feet on mining claims KRL 321974 and 368355; extensive trenching was also completed on the property.

1975-1977	Stripping and trenching was conducted by A. Bertram and G. Alcock.

1979-1980	St. Mary's Explorations Ltd. acquired a 70% interest in the Bathurst property; the company diamond drilled 2 holes totalling 303.9 feet on mining claim KRL 321974.

1983	Twelve mining claims encompassing the Bathurst property were brought to lease.

1986
B. Cronley conducted stripping and trenching on 3 claims, KRL 828013, 828014 and 828016.  The claims were situated along the southeast shore of Bathurst Lake and were tied-on to the southwest end of the group of leased claims which encompasses the Bathurst Mine property.

1986-1987
Eastmont Gold Mines Ltd. conducted stripping, trenching, sampling, geological mapping, ground magnetic and electromagnetic surveys on the 12 leased claims of the Bathurst property and on adjacent mining claims; the company conducted diamond drilling on the leased claims in 1987, but results were not reported.

ECONOMIC FEATURES

Production
The Bathurst Mine produced approximately 307.57 ounces of gold and 92 ounces of silver (Rogers and Young 1930; Harding 1936; Sinclair et al. 1934, 1938, 1939; Young 1938; Bathurst Mines Ltd., assessment files, Resident Geologist's office, Red Lake). Reserves at the mine have been reported to be 80 000 tons grading 0.578 ounce Au per ton (Energy, Mines and Resources 1989).

No. 2 Vein	Grab samples from the various quartz veins on the Bathurst property have assayed greater than 4.0 ounces Au per ton.

Diamond drilling on the No. 2 Vein by All Canadian Mining and Exploration Co. intersected 0.87 ounce Au per ton across 5 feet.

An underground chip sample from the No. 2 Vein taken by Erie Canadian Mining Ltd. assayed 0.54 ounce Au per ton across 4.72 feet.

No. 3 Vein	Chip samples taken by Erie Canadian Mines Ltd. during surface sampling of the No. 3 Vein gave an average assay of 1.5 ounces Au per ton across 2 feet for a length of 165 feet.

No. 3 Vein	Assays of samples taken from the No. 3 Vein on the 200-foot level of the mine averaged 0.52 ounce Au per ton across 3.5 feet for a length of 180 feet.

No. 4 Vein
Grab samples taken by B.T. Atkinson from the No. 4 Vein analyzed 1720 and 7230 ppb Au; while samples from the No. 5 and No. 7 veins analyzed 3920 ppb Au and 735 ppb Au, respectively (Geoscience Laboratories Section, Ontario Geological Survey, Toronto). Visible gold was noted in a number of veins. A quartz vein known as the "Golden Sidewalk" has produced some spectacular specimens of native gold.

KRL 828013	Seven grab samples taken by B.T. Atkinson from trenches sunk by B. Cronley on claim KRL 828013 analyzed 1220 ppb Au and 2.27o MoS2 ; and 20, 6, 7, 5 and 4 ppb Au.

SELECTED REFERENCES

All Canadian Mining and Exploration Company, assessment files, Resident Geologist's office, Red Lake.

Alcock, G., assessment files, Resident Geologist's office, Red Lake.

Bathurst Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Bertram, A., assessment files, Resident Geologist's office, Red Lake.

Bruce, E.L. 1929, O.D.M. Annual Report, v. 37, pt. 4, p. 40-43.

Eastmont Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Energy, Mines and Resources Canada 1989, Canadian Mineral Deposits Not Being Mined in 1989, M.R. 223.

Fyon, A.J. and OTtonnell, L. 1986, O.G.S. M.P. 132, p. 269, 273.

Fyon, A.J. and Lane, L. 1986, O.G.S. Map P.2989.

Gleemar Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Greig, J.W. 1928, O.D.M. Annual Report, v. 36, pt. 3, p. 110.

Harding, W.D. 1936, O.D.M. Annual Report, v. 45, pt. 4, p. 26-27.

Jones Property, assessment files, Resident Geologist's office, Red Lake.

Kendon Copper Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Lavigne Jr., M.J. and Atkinson, B.T. 1986, O.G.S. M.P. 128, p. 47.

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 20.

Pryslak, A.P. 1986, O.G.S. Map P.2953.

Pryslak, A.P. and Valliant, W.W. 1976, O.D.M. Map P.1071.

Sinclair, D.G. et al. 1930, O.D.M. Annual Report, v. 38, pt. l, p. 86-87.

Sinclair, D.G. et al. 1934, O.D.M. Annual Report, v. 42, pt. l, p. 63.

Sinclair, D.G. et al. 1938, O.D.M. Annual Report, v. 46, pt. l, p. 111.

Sinclair, D.G. et al. 1939, O.D.M. Annual Report, v. 47, pt. l, p. 125.

St. Mary's Exploration Ltd., assessment files, Resident Geologist's office, Red Lake.

Sutherland, T.F. 1929, O.D.M. Annual Report, v. 37, pt. l, p. 87-88.

Rogers, W.R. and Young, A.C. 1930, O.D.M. Annual Report, v. 39, pt.l, p. 8.

Thurston, P.C. 1985, O.G.S. G.R. 236.

Young, A.C. 1938, O.D.M. Annual Report, v. 46, pt. l, p. 15.

Code	SK-2

Name	DUNKIN PROSPECT

Map area	SKINNER TOWNSHIP

NTS	52N02SW

LOCATION
The Dunkin prospect consists of a shaft and several separate gold showings, known as the No. l, No. 2, No. 2a, No. 2b, Vihonen (No. 3), Tie-Line and Harbour showings. The gold showings are situated along the north shore of the northwest arm of Narrow Lake in the southeast corner of Skinner Township.

DESCRIPTION

Regional Structures:	The Dunkin prospect is situated within the west- to northwest-trending Narrow Lake deformation zone (Fyon and Lane 1986; Fyon and O'Donnell 1986).

Geology
Massive, mafic, pillowed and variolitic metavolcanic flows of the Cycle II sequence (Thurston 1985) are intruded by fine- to medium-grained, magnetite-bearing gabbroic sills and minor feldspar porphyry dikes. The Dunkin prospect is approximately 3.6 km east of the contact between mafic metavolcanic rocks and granitic rocks of the Trout Lake batholith.

The majority of gold-bearing quartz veins at the Dunkin prospect are hosted by numerous narrow, discrete, shear zones trending between 050 and 110 and commonly dipping 70 to 80 north. Shear zones at the No. 2 and Vihonen (No. 3) showings dip between 15 and 30 to the northwest.

Host rocks consist of variably sheared and altered mafic metavolcanic flows and/or magnetite-bearing, medium-grained gabbro. Sheared wall rocks are chloritized, carbonatized and weakly sericitized.

Mineralization	Quartz veins at the Dunkin prospect commonly consist of massive, milky-white quartz containing minor amounts of disseminated pyrite, chlorite, iron carbonate and visible gold.

Minor amounts of disseminated pyrite, arsenopyrite, pyrrhotite, chalcopyrite and bornite occur in the quartz veins at the Harbour showing. Sheared wall rocks commonly contain variable amounts of disseminated pyrite, pyrrhotite and chalcopyrite.

Quartz veins are generally less than 3 feet wide with strike lengths up to 290 feet. Exceptions are the quartz vein at the Dunkin shaft which varies in width from 3 to 14 feet and contains sections of vuggy, blue quartz (Greig 1928); and the Tie-Line showing which consists of several narrow quartz-carbonate veinlets within a wide shear zone.

Quartz veins at the Harbour showing are weakly to moderately boudinaged and one vein is intruded by a 2- to 3-foot wide lamprophyre dike.

OWNERSHIP AND DEVELOPMENT

1926	T. Dunkin discovered gold on Narrow Lake and conducted some trenching; he staked 13 mining claims, KRL 4428 to 4430, 4433 to 4438, 4447 to 4449 and4926.

1927	Dunkin Gold Mines Ltd. acquired the property and completed a considerable amount of trenching, stripping and sampling.

1928	Dunkin Gold Mines Ltd. sunk a three-compartment shaft to a depth of 50 feet on mining claim KRL 4434 and a headframe was erected.

1929
Dunkin Gold Mines Ltd. deepened the shaft to 271 feet with levels at 125 and 250 feet; 56 feet of crosscutting was completed on the 125-foot level and 423 feet of crosscutting and 227 feet of drifting was completed on the 250-foot level; the property was closed at the end of the year.

1935	The property was sampled by P.J. Shanton for Sylvanite Gold Mines Ltd.

1936	Connetricia Gold Mines Ltd. acquired the Dunkin property and conducted surface sampling and diamond drilled 2 holes targeted on the No. l and No. 2 veins.

1969	C. C. Huston and Associates conducted airborne magnetic and electromagnetic surveys over the property.

1972	Staked by D.F. Parrott.

1974-1975
B. Vihonen and J.S. Waldie staked a contiguous group of 33 mining claims on the Dunkin property in 1974; the claims encompassed the Dunkin shaft, the No. 2, No. 2a, No. 2b and No. 3 gold showings; Northmark Gold Mines Ltd. conducted prospecting, trenching, stripping and ground magnetic and electromagnetic surveys on the property and diamond drilled 9 holes totalling 797.2 feet.

1980	Moss Resources Ltd. acquired a contiguous group of 4 claims encompassing the Vihonen or No. 3 gold showing; the company conducted ground magnetic and electromagnetic surveys on the claims.

1984
Duration Mines Ltd. and Wilshire Energy Resources Inc. acquired a contiguous group of 4 claims immediately east of the shaft at the Dunkin property; Duration Mines Ltd. conducted geological mapping, ground magnetic and electromagnetic surveys on the claims.

1986	W. McNerney staked 2 claims on the Dunkin shaft area.

1987
Canadian Patricia Exploration Ltd. acquired 36 mining claims in the vicinity of the Dunkin prospect; the claims encompass the Vihonen (No. 3) showing, Harbour, Tie-Line and No. 2b gold showings; the company conducted ground magnetic and electromagnetic surveys, soil and lithogeochemical surveys, geological mapping and power stripping.

1987-1988
Golden Hat Resources Inc. acquired a contiguous group of 6 mining claims, which encompassed the shaft at the Dunkin prospect and the No. 2 and No. 2a gold showings; the company diamond drilled 5 holes totalling 621 feet.

1988	Canadian Patricia Exploration Ltd. conducted detailed mapping, lithogeochemical sampling, trenching, stripping and prospecting.

1989	Canadian Patricia Exploration Ltd. diamond drilled 10 holes totalling 5350 feet on their portion of the Dunkin prospect, the holes were drilled in the vicinity of the Vihonen and No. 2b showings.

1990	W. McNerney staked 2 claims covering the Dunkin shaft area.

ECONOMIC FEATURES

Dunkin shaft
A grab sample taken by W.W. Valliant from the quartz vein at the Dunkin shaft assayed 0.405 ounce Au per ton and 0.42 ounce Ag per ton (Geoscience Laboratories Section, Ontario Geological Survey, Toronto).

Vihonen or No.3
Two chip samples taken by W.W. Valliant from the quartz veins at the Vihonen or No.3 showing assayed 0.74 ounce Au per ton and 0.08 ounce Ag per ton across 3.5 inches; and 0.7 ounce Au per ton and 0.06 ounce Ag per ton across 3.5 inches (Geoscience Laboratories Section, Ontario Geological Survey, Toronto).

A grab sample taken by A.P. Pryslak from a 7 inch wide quartz vein at the Vihonen showing assayed 0.56 ounce Au per ton (Pryslak 1975).

Grab samples taken from the Vihonen showing by Canadian Patricia Exploration Ltd. have assayed 1.83, 0.332, 0.67,1.602 and 2.33 ounces Au per ton.

B. Vihonen obtained a drill hole intersection of 2.58 ounces Au per ton, 1.73 ounces Ag per ton and 2.24% Cu across 1.8 feet from a hole targeted on the quartz vein at the Vihonen or No. 3 showing (Pryslak 1975). Samples taken from the No. 2 showing by Northmark Gold Mines Ltd. assayed as high as 0.56 ounce Au per ton, 1.27 ounces Ag per ton, and 1.3% Cu.

Dunkin No. 2
A report by B. Vihonen for Northmark states the following: "A hole was drilled under the Dunkin No. 2 showing in order to obtain an unoxidized section of the shearing. This hole cut the shear from 8.7 feet to 13.3 feet and assayed a respectable 156.0 ounces Au per ton, 2.0 ounces Ag per ton and 2%Cu across 4.6 feet."

No. 2 vein	Two chip samples taken across the No. 2 vein by Connetricia Gold Mines Ltd. assayed 0.67 ounce Au per ton across 46 inches and 0.19 ounce Au per ton across 84 inches.

No. 2 vein	Northmark Gold Mines Ltd. obtained a drill hole intersection of 0.87 ounce Au per ton, 0.76 ounce Ag per ton and 1.48% Cu across 4.8 feet from a hole targeted on the No. 2 vein.

Tie-Line showing
Channel samples taken at the Tie-Line showing by Canadian Patricia Exploration Ltd. analyzed 685 ppb Au across 3 feet and 590 ppb Au across 1.5 feet. Samples taken from quartz veins at the Harbour showings analyzed as high as 1750 ppb Au.

SELECTED REFERENCES

Bruce, E.L. 1929, O.D.M. Annual Report, v. 37, pt. 4, p. 37-39.

Canadian Patricia Exploration Ltd., assessment files, Resident Geologist's office, Red Lake.

Dunkin Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Fyon, A.J. and Lane, L. 1986, O.G.S. Map P.2989.

Fyon, A.J. and O'Donnell, L. 1986, O.G.S. M.P. 132, p. 272.

Golden Hat Resources Inc., assessment files, Resident Geologist's office, Red Lake.

Greig, J.W. 1928, O.D.M. Annual Report, v. 36, pt. 3, p. 109.

Northmark Gold Mines Ltd., assessment files, Resident Geologist's office, Red Lake.

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 18, 20.

Pryslak, A.P. 1974, O.D.M. M.P. 60, p. 35.

Pryslak, A.P. 1986, O.G.S. Map P.2953.

Pryslak, A.P. and Valliant, W.W. 1976 O.D.M. Map P. 1071.

Sinclair, D.G. et al. 1930, O.D.M. Annual Report, v. 38, pt. l, p. 103-104.

Sinclair, D.G. et al. 1930, O.D.M. Annual Report, v. 39, pt. l, p. 96-97.

Sutherland, T.F. et al. 1929, O.D.M. Annual Report, v. 37, pt. l, p. 102-103.

Thurston, P.C. 1985, O.G.S. G.R. 236.

Vihonen, B. (Dunkin Mine Property), assessment files, Resident Geologist's office, Red Lake.

Waldie, J. S., assessment files, Resident Geologist's office, Red Lake.

Code	SK-3

Name	NORAMCO EXPLORATIONS INC., SKINNER TOWNSHIP OCCURRENCES

Map area	SKINNER TOWNSHIP

NTS	52N02NW and 52N07SW

LOCATION	The Noramco gold occurrences consist of 2 separate mineralized zones located in the northwest corner of Skinner Township.

Lac Mousseau	The Lac Mousseau zone, on mining claims KRL 954808 and 954847, is situated approximately 200 m northeast of Mousseau Lake.

Ruff Lake	The Ruff Lake zone is situated on mining claims KRL 954857 and 954861, about 600 m west of Mosier Lake.

DESCRIPTION

Regional Structures	The Noramco occurrences are situated within the east-northeast-trending Swain Lake deformation zone (Fyon and Lane 1986; Fyon and O'Donnell 1986).

Geology	Intermediate pyroclastic rocks are intercalated with mafic metavolcanic flows and minor metasediments of the Cycle II sequence (Thurston 1985). The metavolcanic rocks are intruded by gabbro dikes.

Ruff Lake
At the Ruff Lake zone, west of Mosier Lake, narrow northeast-trending mineralized shear zones are hosted by intermediate to felsic tuff. Wall rocks are strongly sheared and variably sericitized, carbonatized, biotitized, tourmalinitized and silicified.

Lac Mousseau
At the Lac Mousseau zone, east-trending stratabound sulphide mineralization occurs amongst mafic metavolcanic flows and intermediate pyroclastic rocks. A narrow northeast-trending shear zone intersects the sulphide mineralization. Host rocks are sericitized and contain minor amounts of tourmaline.

Mineralization

Ruff Lake
Gold mineralization at the Ruff Lake zone occurs within sheared intermediate pyroclastic rocks hosting minor quartz veins. The sheared wall rocks host disseminated arsenopyrite with minor galena. Quartz veins within the shear zone contain minor amounts of visible gold.

Lac Mousseau
At the Lac Mousseau zone, gold is associated with stratabound, disseminated to semi-massive sulphide mineralization consisting of pyrite, chalcopyrite and pyrrhotite. A northeast-trending shear zone which intersects the sulphide mineralization hosts disseminated arsenopyrite and minor quartz veins.

OWNERSHIP AND DEVELOPMENT

1927	Belle Isle Mining Co. held mining claims in the vicinity of Mousseau Lake.

1928	Stripping was conducted on mining claims west of Mosier Lake.

1970	Selco Exploration Company Ltd. diamond drilled 3 holes totalling 1109.5 feet in the vicinity of the Lac Mousseau zone.

1987
Noramco Explorations Inc. conducted airborne and ground magnetic and electromagnetic surveys over the property as well as an induced polarization survey, prospecting, stripping, trenching, sampling and geological mapping.

1988
Noramco Explorations Inc. conducted airborne and ground magnetic and electromagnetic surveys over the property as well as an induced polarization survey and geological mapping; the company diamond drilled 2 holes totalling 509 m at the Ruff Lake zone and 4 holes totalling 662.1 m at the Lac Mousseau zone.

ECONOMIC FEATURES

Ruff Lake	A grab sample taken by Noramco Explorations Inc. from a quartz vein at the Ruff Lake zone assayed 1.14 ounces Au per ton.

A diamond drill hole targeted on the Ruff Lake zone by Noramco intersected 160 ppb Au and 210 ppb Au across l m intervals within a silicified tuff.

Lac Mousseau	Holes drilled by Noramco on the Lac Mousseau zone intersected 0.034 and 0.043 ounce Au per ton across 1.5 m intervals in one hole, and 0.042 ounce Au per ton across 1.5 m in a second hole.

SELECTED REFERENCES

Bruce, E.L. 1929, O.D.M. Annual Report, v. 37, pt. 4, p. 37.

Fyon, A.J. and Lane, L. 1986, O.G.S. Map P.2989.

Fyon, A.J. and OTtonnell, L. 1986, O.G.S. M.P. 132, p. 266-275.

Noramco Explorations Inc., assessment files, Resident Geologist's office, Red Lake.

Pryslak, A.P. 1986, O.G.S. Map P.2953.

Pryslak, A.P. and Valliant, W.W. 1976, O.D.M. Map P. 1071.

Selco Exploration Company Ltd., assessment files, Resident Geologist's office, Red Lake.

Thurston, P.C. 1985, O.G.S. G.R. 236.

Code	SK-4

Name	PRICE-LOGAN OCCURRENCE

Township	SKINNER TOWNSHIP

NTS	52N07SW

LOCATION	The Price-Logan occurrence is located near the northeast shore of Car Lake in the northwest corner of Skinner Township.

The occurrence is presently encompassed by 4 patented mining claims KRL 10869, 10870, 10871, and 10872 (formerly KRL 4743, 4742, 4693 and 4694) which adjoin the Bathurst Mine property situated west of Car Lake. The trenches and pits at the occurrence are situated at the northeast corner of patented mining claim KRL 10891 (formerly KRL 4693).

DESCRIPTION

Regional Structures	The Price-Logan occurrence is situated within the east-northeast-trending Swain Lake deformation zone (Fyon and Lane 1986).

Geology
Mafic, massive and pillowed metavolcanic flows of the Cycle II sequence (Thurston 1985) are intruded by coarse-grained gabbroic sills and by felsite dikes. Stratigraphy is north-trending and east-facing in the vicinity of the property.

The Price-Logan occurrence is approximately 1.6 km east of the contact between mafic metavolcanic rocks and granitic rocks of the Trout Lake batholith.

A 5 m wide shear zone striking 075 and dipping steeply to the north hosts gold mineralization at the Price-Logan occurrence. Mafic metavolcanic wall rocks within the shear zone are fissile, chloritized and talcose. Some wall rocks adjacent to the quartz veins have been silicified. The shear zone extends along the contact of a wide, sericitized, quartz porphyry dike.

Mineralization
Large pits and trenches have been sunk along a 1.5 m wide quartz-carbonate stringer zone within the shear zone. The discontinuous quartz-carbonate stringers are less than 20 cm wide and pinch and swell along strike. The quartz stringers contain minor amounts of disseminated pyrite, galena and fine visible gold. Sulphides are also disseminated amongst the sheared and altered wall rocks.

OWNERSHIP AND DEVELOPMENT

1926           Gold was discovered at Car Lake.

1927           The Price-Logan group of claims was acquired by Bathurst Mines Ltd.

1937           A portion of the Price-Logan group of claims was acquired by Gleemar Gold Mines Ltd.

1972	Reported to be held by Exdeco Ltd.

ECONOMIC FEATURES
Six grab samples taken B.T. Atkinson from the trenches at the Price-Logan occurrence analyzed 660 ppb Au, 4820 ppb Au, 7430 ppb Au, 26 ppb Au, 45 ppb Au, and 0.54 ounce Au per ton (Geoscience Laboratories Section, Ontario Geological Survey, Toronto).

SELECTED REFERENCES

Bruce, E.L. 1929, O.D.M. Annual Report, v. 37, pt. 4, p. 43.

Fyon, A.J. and OTtonnell, L. 1986, O.G.S. M.P. 132, p. 273.

Fyon, A.J. and Lane, L. 1986, O.G.S. Map P.2989.

Lavigne Jr., M.J. and Atkinson, B.T. 1986, O.G.S. M.P. 128, p. 47.

Pryslak, A.P. 1972, O.D.M. M.P. 53, p. 18.

Pryslak, A.P. 1986, O.G.S. Map P.2953.

Pryslak, A.P. and Valliant, W.W. O.D.M. Map P.1071.

Thurston, P.C. 1985, O.G.S. G.R. 236.

52N02NW2003	2.27180	Valenta, R.K. 2004-01 Geophysical Report, Portage Property, Birch-Uchi Belt; Skinner & Goodall Townships and Shabu Lake Area, Red Lake MD, Ontario; 163 pp.

52N02NW2004	2.27928	Pryslak, A.P. 2004 MMI Geochemical Survey Report, Claim 1184148, Skinner Township, Uchi Lake Area, Northwestern, Ontario.

52N02NW2006	2.28769	Arnold, J. 2004 Assessment Report on Prospecting, Trenching, and Geological Mapping, Skinner Property for Sabina Resources Ltd. 49 pp

52N07SW2001	2.25014	Falls, R. 2002 Geological, Geochemical and Geophysical Report, Portage Property, Birch-Uchi Greenstone Belt, Skinner and Goodall Townships and Shabu Lake Area, Red Lake MD, Ontario, 188 p.

Parker, J.R. and Atkinson, B.T. 1992. Gold occurrences, prospects and past-producing mines of the Birch-Confederation Lakes area; Ontario Geological Survey, Open File Report 5835, 332p.

Sol D’Or Mine Option Agreement

Location and Logistics

Each of the properties is located in the Red Lake area of Northwestern Ontario, Canada, in the Patricia administrative district, NTS Mapsheet 52N, the property is centred near 51° 16' 35" N; 92° 31' 33" W.  A location map is appended to this document.

Green Airways’ Poplar Grove fishing camp situated near the western end of Birch Lake, and lying ~100 km ENE of Red Lake.  The Sol d’Or Property can be reached by traveling 7½ km S by boat to the South Bay of Birch Lake and over a short portage to Grace Lake and a further 4 km to the Sol d’Or site.

Gawley’s Little Beaver has a cabin on Grace Lake about 4 km east of the Sol d’Or area. Doug Gawley (807-222-333) indicates that the cabin was available August 25 to 28 and September 6 onward. The property lies 48 miles NNE of Kabeelo’s where room and board are available for $90 / day.  Work needs to be scheduled to minimize conflict with their tourist business.

Title and Ownership

The properties are all unpatented mining claims in good standing with the Ontario Ministry of Northern Development, Mines and Foresty (MNDMF) registered to Perry English.  Perry English has granted an option to Big Bear Mining which requires cash and stock payments, the terms of which are set out in the section entitled “Business”.  In order to maintain ownership of the property Big Bear must maintain the option agreement in good standing and meet the work requirements of the MNDMF which are annual requirements calculated on the property size.  On an annual basis the MNDMF requires eligible work to be carried out on the property with a cash value of CAD$41,200.

History

Company Year	Reference(s)	Description of Work
T.W. Bathurst Syndicate 1927
The original Sol D'Or claims were staked in 1927 for the T.W. Bathurst Syndicate. They were then taken over by the newly organized Rainbow Lake Gold Mining Company Limited in 1927, renamed Rainbow Lake Gold Mines Limited in 1932.  A camp was erected and development of the mine site consisted of a small shaft 10.4 m deep.  The claims lapsed.

Earl McDougall, 1932		Restaked property
T.W. Bathurst 1932-1933		Leased property from McDougall. A 3-ton Jack Nutt mill was installed Over the 1932 – 1933 winter 100 tons of were treated and $l,500 worth of gold was shipped to the mint in Ottawa.
Sol d'Or Gold Mines Limited 1935
Acquired property.  Installed a 5 ton Straub Mill with amalgamation plates and concentrating table.  Mining operations were almost exclusively confined to the open-cut veins.
By July, 1935, ~400 tons of ore were milled yielding $7,500 worth of gold.
Klatt (2002) estimated that the averaged mined grade was 1.11 ounce gold per ton.
During this period a 164 foot deep, 3 compartment shaft and 1000 feet of lateral work were completed [mainly] on the 150’ level.

Midco Minerals Limited 1941	Tilsley, 1986 52N08SE0026	Held property. No work mentioned.
Selco 1969		South Bay Mine, Dent Township discovered.
Cyril Williams 1969
Cyril Williams held 5 claims covering a portion of the southern part of the Sol D'Or claim block, discovering the Williams Occurrence comprising an auriferous quartz vein in medium grained, carbonized gabbro (Parker, J.R. and Atkinson, B.T, 1992).  Johns (1979) reported 0.27 opt Au from a grab sample quartz taken from a deep water filled pit.

Long Lac Mineral Expl. 1969	Firth 1969 52N08SE0056	Broad airborne magnetic and radiometric survey, flown on east-west lines, included the Sol D'Or area in NE corner.
Rhonda Copper ML 1974	Ogden 1976 52N07SE0047	IP survey over claims including the Sol d'Or mine area outlined two east-west trending anomalous zones. Additional IP in 1975. Geological mapping (1974) and 5 ddh (?)
Harry Shlesinger 1980	Shlesinger, 1980	Completed 18 holes; two near the Sol d'Or mine and 16 around the Cyril Williams gold showing ~1 km W of the Sol D'Or mine. One hole cut a sediment hosted pyrite (~3%) horizon.
Rand Hodgson	Hodgson 1985 52N08SW0053	Geology SE shore of Grace Lake opposite Sol d’Or.
Parflo Mines & Energy Corp 1986	Tilsley, 1986 52N08SE0026	Humus geochemical survey, geological mapping, VLF-EM, and magnetic surveys over the Sol D'Or property.
Kidd Creek ML / Falconbridge 1987-1989	Bosowec, 1987, Falconbridge, 1988, Hodges & Lutz, 1989
Drilled hole HO-1 and HO-2 ~40 m apart testing a conductor located near the center of the Sol D'Or property.  HO-1 cut ≤55% pyrite and pyrrhotite in intermediate to felsic tuff and lapilli tuff.  HO-2 cut two pyrite-pyrrhotite zones (l – 5% combined) hosted in intermediate agglomerate and lapilli tuff/agglomerate. Geological mapping, rock and soil geochemistry (Cu, Zn, Au) also completed.

Maple Minerals 1996	Patrie, 1996 52N07SE0013	Linecutting and an IP survey over the Sol D'Or property defining a chargeability anomaly along the southern part of the property and extending into Grace Lake.
Perry English 2001	Klatt, 2003	Staked and subsequently optioned the property to Red Lake Resources.
Fronteer Development 2002	Klatt, 2003 52N08SW2002	Dighem AEM & AMag Soil & MMI geochem Sampling Diamond drilling

Present state of Property

The property is presently vacant exploration ground with no known reserves or resources. The registrant proposes a program of reconnaissance prospecting and sampling of the historical showings and trenches.  If successful the next phase would include further stripping/trenching, detailed sampling/prospecting, linecutting and ground geophysics.

Potential economic Significance

"This group of claims is situated in the western part of Grace Lake. The rocks are basalts, acidic tuffs, and a small body of diorite. Seven veins were examined; six lie in the central and northern part of claim KRL10790, and the last in the northeast corner of KRL10788.

No. l vein strikes N80°E, and dips 67°N. It is exposed continuously for 300 feet [90m], varies in width from 5 to 18 inches [13 to 46 cm], and is composed of a moderately coarse-grained, glassy, light grey quartz cemented by a finer quartz and siderite. In narrow sections considerable orthoclase occurs. A trace of gold was found.

No. 2 veins (sic) is about 400 feet [120m] long and lies 55 feet north of No. l and approximately parallels it, dipping 60 N. It cuts a small, dark grey diorite dike.

No. 3 vein is about 1000 feet [300m] long, strikes N70°E, and dips 45°N. At the west end it consists of a number of stringers about 2 inches [5cm] wide, which appear to be barren, but contain a small amount of tourmaline. A few chains east the vein is about 2 feet [0.6m] wide and follows the south or foot wall of a dioritic sill. The vein contains inclusions of the diorite, which, in turn, contains inclusions of the rhyolitic wall rock. A pit shows the vein to be about a foot [0.3m] wide in the diorite, which is about 6 feet [1.8m] wide. The cribbing obscures a deformation zone in which the east portion of the vein is offset 4 feet [1.2m] north. Several irregular quartz stringers occur in this zone and unite immediately to form the easterly continuation of the vein. The vein carries some fine pyrite as does the diorite hanging wall. In this section the J the vein is exposed almost continuously for a distance of 150 feet [45.7m].  Farther east it becomes a series of small stringers and also a vein breccia.

Vein Nos. 4, 5, and 6 are quite small and have been exposed for a length of only a few feet.

Vein No. 7 has been tested by several trenches and three pits over a length of 800 feet [240m]. At the west end of this vein is a rusty, carbonated silicified zone in chlorite schist, striking about S25°E and dipping about 80°S. The central part of the zone is a silicified yellowish" schist, slightly mineralized with fine pyrite and arsenopyrite. Two chains east, siderite stringers in schist are cut by minute quartz veinlets carrying pyrite. At the east end, a pit 20 feet [6m] deep shows at the bottom a shear zone 2 feet [0.6m] wide in a carbonated and silicified yellowish grey schist. Traces of chalcopyrite, pyrite, and arsenopyrite occur, and gold is reported from the pit. A 2½ foot [0.67m] chip sample taken from the bottom assayed one-tenth of an ounce gold."

Stevens Lake Option Agreement - Central/Goodall Claims

Location and Access

The property lies to the west and north of Woman Lake (figure 1).  The reported showings lie around Stevens Lake, a small lake situated a kilometre east of Woman Lake (figure 2).

Logging roads, extending northwards from the old South Bay Mine site, lie within two kilometres of the east property boundary, however, several small lakes and connecting creeks complicate access from this direction.   Logging roads along the west side Woman Lake (Joyce and Spud roads) reach within 500 m of Shanty Bay on the SW side of the lake.  This option requires a 50 km drive, half kilometre walk to the lake and a further 10 km up the lake to the property.

Kabeelo’s lodge (807-222-3246), lying ~20 km to southsouthwest on the westernmost tip of Confederation Lake, offers Beaver charters and accommodation, including meals.  Docking may be problematic if there are significant southwesterly or westerly winds.  Alternatively a boat and motor can be rented from Woman River Camp, a 10 km drive west of Kabeelo’s, (Paul & Debbie; Info@WomanRiver.com, Phone 807-221-6570 (party line) or cell 807-221-6570 (leave a message)).  Estimated travel time is about 45 minutes.  Numerous beaver slides on the east shore of Woman Lake opposite the showings provide convenient landing spots.

Cover comprises first growth black spruce with thick moss under cover with local areas of blow-down.  Old stumps and occasional plastic pipe indicate areas of historic exploration activity which are obscured by second growth.  Three of four showing areas sought were located with little difficulty, however, only one “shear” was located due to a thick moss cover.

Description of title

The properties are all unpatented mining claims in good standing with the Ontario Ministry of Northern Development, Mines and Foresty (MNDMF) registered to Perry English.  Perry English has granted an option to Big Bear Mining which requires cash and stock payments, the terms of which are set out in the section entitled “Business”. In order to maintain ownership of the property we must maintain the option agreement in good standing and meet the work requirements of the MNDMF which are annual requirements calculated on the property size.  On an annual basis the MNDMF requires eligible work to be carried out on the property with a cash value of CAD$9,600.

 History

Holder Year	Reference(s)	Summary
Hurley Claims 1935	2.3754 OGS P1216
Earliest recorded exploration the Hurley Claims which include the current Goodall Property.
Gold-bearing quartz veins and shears were found in the vicinity of Stevens and MacDonald Lakes. Visible gold and panned colours was noted in many cases. No assays reported.

Ben Rouillard 1939	2.3754 OGS P1216
Trenching and sampling of mineralized quartz veins and shears between MacDonald and Washagomis Lakes [to the east of the current property]. Visible gold was reported in all trenches
Work focused on the "Kelly Vein", a shear zone, hosted quartz vein near a diorite-metavolcanic contact which was traced for 4,000’.
Gold assays to 1.86 oz. gold per ton were reported.

Andy Hagar 1958	Private Files1
Mr. Hagar collected 12 mineralized rock samples from trenches and pits on the property.
J. L. Morton (Madsen RL GML) reported:
• 0.23 and 0.17 oz/T Au in two pyrite and arsenopyrite-bearing of dark sheared rock samples of assayed. gold per ton. Another sample rich in returned
• 5.14 oz/T Au from a sample containing sphalerite and chalcopyrite.
The remaining samples returned assays ranging nil to 0.12 oz. gold per ton.
The showings are situated on current claims 509733 to 509734.

Madsen Red Lake Gold Mines Ltd 1958-1961	2.3754 Norton's Report
16 trenches or pits sunk on a “series of shears” over an 800’ strike length.
This company carried out some sampling of trenches/pits as well as limited diamond drilling on claims KRL 509733, 734.
Quartz veins up to 2 ft. thick were reportedly hosted by rhyolite or silicified metavolcanics. Arsenopyrite and pyrite are ubiquitous to the quartz.
Twenty-three samples were collected of which 80% assayed on average 0.03 oz. gold per ton. The best chip-channel sample assayed 0.08 oz. gold per ton over 5.8 ft. (Pit. J). A grab sample of dump material near Pit D returned 0.15 oz. gold per ton.
A 178-foot diamond drill hole in the area intersected 15 ft. of 0.046 oz. gold per ton. (Hole 1959-1). 8.
Madsen Red Lake Mines also sampled a 6-foot wide shear zone in a trench on Claim KRL509737. Assays of 1.00 to 1.84 oz. gold per ton over narrow vein widths (2") and host rock (andesite) assays of 0.01 to 0.06 oz. gold per ton over widths of up to 0.8 ft. were reported.

Lionel Dion 1959	DDH 10 OGS P1216
3 DDH (480’); two located ~400 m. NE of Stevens Lake, the third NW of MacDonald Lake.
The holes were drilled to test shears-quartz vein zones.
Hole 2 intersected 9 ft. of sheared dacite mineralized with disseminated pyrite and arsenopyrite. In the same hole a 4-foot quartz-carbonate (vein) zone containing pyrite and arsenopyrite is reportedly hosted by rhyolite.

Falconbridge Nickel Limited 1969	63.2789, OGS P1216	A fixed wing AEM survey over the W½ of the property detected four low order EM-conductors; two attributed to the abandoned power line. Two in the NW reflect a gabbro-metavolcanic contact.
Falconbridge Nickel Limited 1971	2.406 OGS P.1216
Ground magnetics and Afmag-Aflec EM detected three conductors to the NW attributing them to:
1) graphitic argillite containing disseminated magnetite and/or pyrrhotite and
2) shear zones within magnetite-bearing andesite.

Minorex Limited 1980	2.3754	Mapping, resampling of trenches and pits, VLF-EM and mag surveys and diamond drilling on the entire current Goodall Property. Six gold-bearing shear zones were mapped in some detail.
Minorex Limited 1981	2.4674 2.4336 2.4176
Mapping and VLF extended over newly staked claims, and additional diamond drilling.
Seven diamond drill holes (1,028’) various gold zones on the Hagar Option.
Hole 6 (Zone 1) intersected 12.1 ft. of brecciated and carbonatized andesite, dacite which contained scattered quartz veining and 2 to 5% pyrite, arsenopyrite. The following assays were reported.

Inlet Resources Ltd. 1987-88	52N07SE9868	Related companies Inlet Resources , Western Pacific Energy and Noramco held a large property centred on Swain lake whose southern tip included the western part of the current property.

Present condition

The property is presently vacant exploration ground with no known reserves or resources.  The registrant proposes a program of reconnaissance prospecting and sampling of the historical showings and trenches.  If successful the next phase would include further stripping/trenching, detailed sampling/prospecting, linecutting and ground geophysics.

Existing or potential economic significance

ZONE 1 (on Claims KRL 509733, 34 and KRL 526683)

This zone has been exposed over a length of 3,800 feet by 16 trenches. In 1958, Madsen Red Lake GML drilled one hole under “Trenches A-D”, totalling 178 feet cutting the shear zone 60 feet below surface (0.046 oz/T Au over 15 feet). Between trenches A to K, the trend of the shear changes from an E-W strike west of trench D to N75°E between trench D-J and finally to N60°E east of trench J. The dip remains nearly vertical.

The shear is generally well silicified and locally, as in pit H and G, a silicified-feldspar zone reaches 13 feet wide and in pit J, the quartz-ankerite vein is six feet wide. Arsenopyrite and pyrite mineralization occurs throughout the shear, especially in the sheared andesite near the quartz veins or silicified sections. Arsenopyrite needles measuring 2 cm are present in pit L, 200 feet east of pit K.

Gold is found in all trenches but its grade is generally low (less than 0.05 oz/T). The highest gold values obtained seem to be closely related to the points of inflexion, that is, where the shear changes in direction, as in the vicinity of trenches D-E and of trench J. Three ore shoots, of unknown width and length are observed from surface sampling.

These are:

i) Trenches A and B area, over a 30 foot long (open to the west) and a possible width of at least six feet.
ii) Trenches D and E area, 75 feet east of (i), has a possible length of 60 feet and 15 feet breath. Hole 59-1 (Madsen, 19) cut 0.046 oz/T Au. over 15 feet.
iii) Trenches J and L area, of unknown extent but with a minimum width of six feet.

Five short diamond drill holes (G-80-1 to 5; 761’) were completed over a 1,300-foot strike length.

•	Hole G-80-1 intersected a 30 foot silicified shear (103 to 134 feet) zone which returned a 15 foot section at 0.06 oz/T Au.

•	Holes G-80-2, 3 and 4 intersected the shear zone, but with no or only low values and narrow sections of gold bearing rock.

•
Hole G-80-5 intersected a carbonated shear zone from 91 to 109 feet with up to 201 sulphides (pyrite and minor arsenopyrite). This zone assayed only trace of gold. A section, from 135 to 201 feet is characterized by narrow shear zones and quartz-carbonate veins with minor pyrite. A 22 inch section returned .05 oz/T Au at 159 feet.

The results obtained from these five holes give only an objective comprehension of the gold occurrences in this zone, which seems to be controlled by the degree of silicification and of sulphide content.

ZONE 2 (On common boundary of Claim KRL 509733-34)

This zone is only exposed in two trenches covering an area of approximately 50 feet. It is located 500 feet north of Zone 1 and is very similar in nature.

The shear zone is three feet wide and is almost completely replaced by a quartz-ankerite vein. The host rock is a coarse grained andesite with 3-5% pyrite and minor pyrrhotite, chalcopyrite, sphalerite and galena.
Interesting gold and silver values have been obtained from two grab samples.

ZONE 3 (On Claim KRL 509737)

This zone is exposed at two localities by trenches for a strike length of 1,000 feet. The shear varies in strike from N62° to 72°E and dips from 70 to 85°N. The zone consists of schistose, friable, fine grained andesite and spherulitic andesite with several quartz-ankerite veins varying from l inch to over one foot wide.

Hole 59-7 of Madsen was drilled to test this vein at a depth of 25 feet below surface. J.L. Morton (Madsen Red Lake GML) reported that a six-foot wide shear zone was exposed in the trench. Quartz veining on the shear contact assayed from 1.00 to 1.84 oz/T Au over approximately 2 inches while the sheared andesite assayed 0.01 oz/T Au. The best values obtained in hole 59-7 was 0.06 oz/T Au over 9 inches.

ZONE 4 (On Claim KRL 509739)

This zone is the west extension of the Ben Rouillard showing. (Refer to sketches 3 and 4).  The zone has been followed for 1,100 feet on strike by trenches. The strike varies from N82°E to S80°2 and dips from 77°N to vertically. The zone consists of sheared andesite varying from 2.5 to 5 feet wide with several narrow quartz stringers containing from 5 to 25% sulfides (pyrite-arsenopyrite).

ZONE 5 (On Claim boundary of KRL 509738 and KRL 526684)

A 100 foot long by one foot wide shear zone in fine grained, dark green, carbonatized intermediate andesite is exposed for approximately 40 feet by trenches. In the trenches, a 3 inch quartz vein, at its maximum width, is well mineralized with fine grained sphalerite, galena and free gold. It seems the previous work here involved some high-grading.

The shear strikes N64°E and dips vertically to 70°S. To the northeast, the quartz vein splits into several quartz stringers. To the southwest, the shear lies under the overburden.

Zones 3 and 5 are on strike to each other, and the possibility of them being the same should be investigated.

ZONE 6 (On Claim KRL 526684)

This 5 to 8 foot wide sheared andesite-rhyolite zone strikes N60-66°W and dips 60°NE. The shear includes 5-8% sulphides and quartz veins and silicified sections. To the northwest, a one foot offshoot of the main shear has been stripped and exposed several quartz stringers.

The gold values are common to the shear as a whole (6-8 feet) and is consistent over a length of at least 50 feet.

Rattlesnake Hills

The Location and Access to the property.

The Rattlesnake Hills Property is located 50 miles (80 km) west of Casper, Wyoming; the Property is accessed by driving 65 miles (104 km) west from Casper on State Route 220, then north between 12 and 20 miles (20 to 30 km) on the Dry Creek county road to various parts of the Property.

The Property is comprised of a number of separate claim and lease blocks totaling approximately 9,240 acres located in various parts of T 31 N, R 88 W; T 32 N, R 86 W; T 32 N, R 87 W; and T 32 N, R 88 W, all of the Sixth Principal Meridian (Figure 1) as described in Tables 1 and 2 below. The center of the Property which forms a broad, arcuate pattern is approximately centered at Universal Transverse Mercator (UTM) coordinates 310000 N, 4732500 E, Zone 13, 1927 North American Datum (NAD27), Continental United States. The Barlow Gap, Blackjack Ranch, Garfield Peak, Saddle Rock, and Stinking Water Creek 7 1/2’, 1:24,000 scale topographic map sheets of the United States Geological Survey cover the Property. All these 7 1/2’ topographic map sheets fall within the Rattlesnake Hills 1:100,000 topographic sheet of the USGS.

Description of title

The properties consist of 452 Federal Lode Mining Claims with exclusive mineral rights as defined in the amended U.S. Mining Law of 1873. All claims are located on U. S. public lands administered by the BLM, except for:

•
The BM claim block (12 claims) and the DC claim block (34 claims) which is located on split estate land where the surface is owned by Mr. Charles Sylvester, Circle Bar Ranch, Inc., PO Box 607, La Salle, CO  80605.  Mineral rights for these properties have been obtained by John W. Glasscock, PO Box 2498, Laramie, WY  82073.

•
The RR claim block (12 claims) which is located on split estate land where the surface is owned by Sandra D. Spano, Trustee, 2090 E. 104th Ave., Thornton, CO  80233.  Mineral rights for these properties have been obtained by John W. Glasscock, PO Box 2498, Laramie, WY  82073.

•
The MF claim block (18 claims) which is located on split estate land where the surface is owned by Jerry D. Street, PO Box 1013, Glenrock, WY  82637.  Mineral rights for these properties have been obtained by John W. Glasscock, PO Box 2498, Laramie, WY  82073.

Big Bear Mining optioned the mining properties from John W. Glasscock as described in an agreement dated July, 7, 2010 (attached). Big Bear has an option to earn a 100% interest by spending $3,600,000.00 on exploration over three years and the issuance of 3.0 M shares. The optionor also maintains a 2% Net Smelter Return. Big Bear is obligated to maintain the status of claims and leases through filing appropriate documentation and remitting rent to the US Bureau of Land Management and the Wyoming State Land Department annually.

BLM Rent

•	Rent on mining claims registered with the BLM is due by September 1 annually, as shown below:

•	2010 – 2011 452 claims $140/claim $63,280

•	2011 – 2012 452 claims $140/claim $63,280

•	2012 – 2013 452 claims $140/claim $63,280

Wyoming State Leases

State of Wyoming Gold, Silver and Precious Metals Lease numbers 0-42519 and 0-42520 are paid annually at a rate of $1 per acre for years 1 – 5 ($200.00 total per year) and $2 per acre in years 6 – 10 ($400.00 total per year) as shown in Appendix xxx.  Annual rentals are payable in advance for the first year and each year thereafter.  No notice of rent due will be sent, however if no rent is received in the Wyoming Office of State Lands and Investments, a notice of default will be sent and a penalty of $.50 per acre will be assessed.

The royalty rate for gold, silver, diamonds and other precious metals and minerals will be determined by agreement between the Board of Land Commissioners and the lessee prior to conducting commercial mining operations.

Reclamation to re-establish native grasses, forbs and shrubs and a final reclamation to achieve cover, species composition and life form commensurate with the surrounding plant community or desired condition is required.   Land owners should be consulted on desired plant mix on private lands.  All activity may be subject to less restrictive stipulations on a case-by-case basis.

History

The Rattlesnake Hills were prospected in the late 1800s and early 1900’s when a number of pits and shallow workings were dug. Not much of interest was found, as no mining district was ever organized in this are, nor were the Rattlesnake Hills included in any other mining district.

Modern prospecting activity in the Rattlesnake Hills began in 1982 when anomalous gold was found associated with sulfide hosted in a metachert exhalite at the Lost Muffler prospect along UT Creek by a Wyoming State geologist (Hausel and Jones, 1982). Gold was also found in quartz veins, breccias, and stockworks hosted in Archean rocks. Later investigations found Tertiary volcanic rocks and breccias to be gold‐bearing also. According to Hausel (1996) several companies investigated gold potential in the Rattlesnake Hills after 1982 but only two, Newmont Exploration (“Newmont”) and American Copper and Nickel (“ACNC”) continued with sustained exploration programs leading to drill testing. Between 1983 and 1987 ACNC is reported to have drilled 9825 ft. in 32 drill holes. Newmont completed 14 drill holes totaling 10,705 ft between 1993 and 1995. By the end of Newmont’s interest in the Rattlesnake Hills, a low grade, non‐compliant “resource” had reportedly been outlined (Hausel, 1996).

It is believed that virtually all the work including drilling was confined to the area where claims and leases are now held by Evolving Gold Corp.  It is unknown whether any of the geochemical sampling completed by ACNC or Newmont occurred on ground now under option to Big Bear Mining.

Glasscock optioned the properties to Crescent Resources in August, 2009. Crescent completed a preliminary work program consisting of reconnaissance geology and sampling, orientation soil sampling, and stream sediment and ground magnetic surveys on parts of the property.

In the 1950’s the igneous petrology of the Tertiary alkaline and calc‐alkaline plugs in the Rattlesnake Hills was investigated first by Carey (1954, 1959) and later by Pekarek (1974, 1977), both of whom were graduate students at the University of Wyoming, Laramie. More recently Hoch and Frost (1993) described the igneous petrology of nearly 50 mid‐Tertiary sills, dikes, stocks, and plugs in the Rattlesnake Hills. In 1994 G. Langstaff of the Colorado School of Mines, Golden, Colorado conducted geologic mapping as a graduate student. This work led to publication of several maps by the Wyoming State Geological Survey (WSGS) (see Langstaff, 1994a, 1994b, 1994c, and 1994d).

Beginning in 1982 the Wyoming State Geological Survey (WSGS) investigated the potential for gold mineralization in the Rattlesnake Hills as part of regional work funded by the University of Wyoming’s Mining and Mineral Resource and Research Institute (Hausel and Jones, 1982). In 1992 and 1993 supracrustal rocks and Tertiary volcanic and subvolcanic rocks of the Rattlesnake Hills were geologically mapped by the WSGS (Hausel, 1996). At the same time, reconnaissance and prospect rock geochemical sampling was conducted. Most of the samples were collected south of the Crescent Property but at least one sample was collected on ground now part of the RHN Property. WSGS compilations of regional geologic mapping of the Rattlesnake Hills were initially published by Hausel and Sutherland (2003) and more recently a geologic map of the Barlow Gap Quadrangle (see Figure 1 for location) was completed in cooperation with the US Geological Survey (Sutherland and Hausel, 2005).

Present Condition

The 2010 work program is exploratory in nature with the objectives to refine geologic models and provide supporting surface geochemistry to enable drillhole  targeting. Geologic mapping  on both local and regional scales is being conducted by a team of experienced geologists focusing on structure, alteration and prospect sampling. An approximate 1,000 sample soils geochemical survey has been completed on the DC claims. Diamond core drill holes have been proposed to test targets in the BG and QL claim blocks.

Existing or potential economic significance

The Rattlesnake Hills Properties were initially acquired because they ground encompass was thought to be geologically similar to rocks hosting the historic Newmont showing and then emerging news released by Evolving Gold.

Crescent Resources conducted a reconnaissance – level exploration program September – November, 2009 focusing primarily on the DC, SR, QL, and BG claim blocks.

Significant indicators of interest include rock and soil sample geochemical anomalies.

DC Claims

The DC claims encompass three large and three smaller Eocene – aged phonolite intrusives and one trachyte intrusive emplaced into Archean suprucrustal rocks. Contacts are covered by extensive talus and alluvial areas in most cases.        Reconnaissance rock samples were collected. Three volcanic breccia samples thought to possibly represent diatreme contained 32 ppb to 42 ppb Au. An additional sample of Archean metabasalt limonitic fault breccia contained 452 ppb Au. Two soil geochemistry lines (43 samples) identified two anomalous Au intervals with samples containing up to 27 ppb and 43 ppb Au.

BG Claims

The BG claims encompass a quartz latite intrusive complex intruded into Archean – aged granitic gneiss.

Twenty-nine reconnaissance rock samples were collected. Two samples contained 25 ppb and 30 ppb Au, four samples contained values between 0.5 ppm and1.3 ppm Ag, four samples contained 2.8 ppm to 7.7 ppm Ag, and three more samples contained 16.3 ppm to 58.3 ppm Ag.  Five of these samples also were enriched in Pb (87 ppm – 507 ppm) and zinc (192 ppm – 909 ppm).  Anomalous Ag (+/- Pb+Zn+Au) samples were collected from weakly to moderately silicified quartz latite porphyry along two structural zones.

QL Claims

The QL claims cover approximately 2,000 acres and encompass an area where two regional faults intersect, the northeast trending UT Creek Fault and the East trending North Granite Mountain Fault. A quartz latite stock is intruded along the UT Creek Fault.    Rock samples were collected from iron-oxidized, fractured metabasalts and graywackes lying adjacent to UT Creek including the western edge of the quartz latite stock. Forty six reconnaissance rock samples were collected from the claim block; One sample from an easterly trending fault contained 739 ppb Au and three  samples collected adjacent to the quartz-latite stock contained gold values of  234, 56, and 28  ppb Au. Anomalous Cu values were widespread; 19 samples contained greater than 60 ppm including seven  samples  ranging from 248 ppm to 776 ppm, three samples   ranging from  1,225  ppm to 3,470 ppm and three more containing values from 14,550 ppm to 33,370 ppm copper.

Claim Numbers and Descriptions

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision	NOITL #
1	WMC297429	BD-1	Natrona	1/7/2009	1/7/2009	858578	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SE
2	WMC297430	BD-2	Natrona	1/7/2009	1/7/2009	858579	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-2		1/7/2009					06 0310N 0880W 004	SE
3	WMC297431	BD-3	Natrona	1/7/2009	1/7/2009	858580	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-3		1/7/2009					06 0310N 0880W 004	SE
		BD-3		1/7/2009					06 0310N 0880W 009	NE
		BD-3		1/7/2009					06 0310N 0880W 010	NW
4	WMC297432	BD-4	Natrona	1/7/2009	1/7/2009	858581	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
5	WMC297433	BD-5	Natrona	1/7/2009	1/7/2009	858582	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-5		1/7/2009					06 0310N 0880W 010	NW
6	WMC297434	BD-6	Natrona	1/7/2009	1/7/2009	858583	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
7	WMC297435	BD-7	Natrona	1/7/2009	1/7/2009	858584	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-7							06 0310N 0880W 010	NW
8	WMC297436	BD-8	Natrona	1/7/2009	1/7/2009	858585	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
9	WMC297437	BD-9	Natrona	1/7/2009	1/7/2009	858586	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-9							06 0310N 0880W 010	NW
10	WMC297438	BD-10	Natrona	1/7/2009	1/7/2009	858587	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
11	WMC297439	BD-11	Natrona	1/7/2009	1/7/2009	858588	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW

		BD-11							06 0310N 0880W 010	NW
12	WMC297440	BD-12	Natrona	1/7/2009	1/7/2009	858589	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NE
		BD-12							06 0310N 0880W 010	NW
13	WMC297441	BD-13	Natrona	1/7/2009	1/7/2009	858590	1/13/2009	Glasscock, John W.	06 0310N 0880W 010	NW
14	WMC297628	BD-14	Natrona	2/24/2009	2/24/2009	861558	3/3/2009	Glasscock, John W.	06 0310N 0880W 003	NW SW
		BD-14							06 0310N 0880W 004	NE SE
15	WMC297629	BD-15	Natrona	2/24/2009	2/24/2009	861559	3/3/2009	Glasscock, John W.	06 0310N 0880W 003	NW SW
		15	BD claims

16	WMC297442	BG-1	Natrona	1/7/2009	1/7/2009	858504	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE NW
					Re-recorded:	873567	8/26/2009
17	WMC297443	BG-2	Natrona	1/7/2009	1/7/2009	858505	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE NW SW SE
18	WMC297444	BG-3	Natrona	1/7/2009	1/7/2009	858506	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873566	8/26/2009
19	WMC297445	BG-4	Natrona	1/7/2009	1/7/2009	858507	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
20	WMC297446	BG-5	Natrona	1/7/2009	1/7/2009	858508	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873565	8/26/2009
21	WMC297447	BG-6	Natrona	1/7/2009	1/7/2009	858509	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
22	WMC297448	BG-7	Natrona	1/7/2009	1/7/2009	858510	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873564	8/26/2009
23	WMC297449	BG-8	Natrona	1/7/2009	1/7/2009	858511	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
24	WMC297450	BG-9	Natrona	1/7/2009	1/7/2009	858512	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873563	8/26/2009
25	WMC297451	BG-10	Natrona	1/7/2009	1/7/2009	858513	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
26	WMC297452	BG-11	Natrona	1/7/2009	1/7/2009	858514	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
		BG-11		1/7/2009					06 0310N 0880W 006	NE SE
27	WMC297453	BG-12	Natrona	1/7/2009	1/7/2009	858515	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
28	WMC297454	BG-13	Natrona	1/7/2009	1/7/2009	858516	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
29	WMC297455	BG-14	Natrona	1/7/2009	1/7/2009	858517	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
30	WMC297456	BG-15	Natrona	1/7/2009	1/7/2009	858518	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NE NW SW SE
31	WMC297457	BG-16	Natrona	1/7/2009	1/7/2009	858519	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SW SE
		BG-16		1/7/2009		858520	1/13/2009		06 0310N 0880W 007	NE NW
32	WMC297458	BG-17	Natrona	1/7/2009	1/7/2009			Glasscock, John W.	06 0310N 0880W 006	SE
		BG-17		1/7/2009					06 0310N 0880W 007	NE
33	WMC297459	BG-18	Natrona	1/7/2009	1/7/2009	858521	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-18		1/7/2009					06 0310N 0880W 007	NE
34	WMC297460	BG-19	Natrona	1/7/2009	1/7/2009	858522	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-19		1/7/2009					06 0310N 0880W 007	NE
35	WMC297461	BG-20	Natrona	1/7/2009	1/7/2009	858523	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-20		1/7/2009					06 0310N 0880W 007	NE
36	WMC297462	BG-21	Natrona	1/7/2009	1/7/2009	858524	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-21		1/7/2009					06 0310N 0880W 006	SE
		BG-21		1/7/2009					06 0310N 0880W 007	NE
		BG-21		1/7/2009					06 0310N 0880W 008	NW
37	WMC297463	BG-22	Natrona	1/7/2009	1/7/2009	858525	1/13/2009	Glasscock, John W.	06 0310N 0880W 007	NE
		BG-22		1/7/2009					06 0310N 0880W 008	NW
38	WMC297464	BG-23	Natrona	1/7/2009	1/7/2009	858526	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-23		1/7/2009					06 0310N 0880W 008	NW
39	WMC297465	BG-24	Natrona	1/7/2009	1/7/2009	858527	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW
40	WMC297466	BG-25	Natrona	1/7/2009	1/7/2009	858528	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-25		1/7/2009					06 0310N 0880W 008	NW
41	WMC297467	BG-26	Natrona	1/7/2009	1/7/2009	858529	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW
42	WMC297468	BG-27	Natrona	1/7/2009	1/7/2009	858530	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-27		1/7/2009					06 0310N 0880W 008	NW
43	WMC297469	BG-28	Natrona	1/7/2009	1/7/2009	858531	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW

44	WMC297470	BG-29	Natrona	1/7/2009	1/7/2009	858532	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW SE
		BG-29		1/7/2009					06 0310N 0880W 008	NE NW
45	WMC297471	BG-30	Natrona	1/7/2009	1/7/2009	858533	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE NW
46	WMC297472	BG-31	Natrona	1/7/2009	1/7/2009	858534	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-31		1/7/2009					06 0310N 0880W 008	NE
47	WMC297473	BG-32	Natrona	1/7/2009	1/7/2009	858535	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
48	WMC297474	BG-33	Natrona	1/7/2009	1/7/2009	858536	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-33		1/7/2009					06 0310N 0880W 008	NE
49	WMC297475	BG-34	Natrona	1/7/2009	1/7/2009	858537	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
50	WMC297476	BG-35	Natrona	1/7/2009	1/7/2009	860275	2/11/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-35		1/7/2009					06 0310N 0880W 008	NE
51	WMC297477	BG-36	Natrona	1/7/2009	1/7/2009	858538	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
52	WMC297478	BG-37	Natrona	1/7/2009	1/7/2009	858539	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-37		1/7/2009					06 0310N 0880W 008	NE
53	WMC297479	BG-38	Natrona	1/7/2009	1/7/2009	858540	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
		BG-38		1/7/2009					06 0310N 0880W 009	NW
54	WMC297480	BG-39	Natrona	1/7/2009	1/7/2009	858541	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-39		1/7/2009					06 0310N 0880W 005	SE
55	WMC297481	BG-40	Natrona	1/7/2009	1/7/2009	858542	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-40		1/7/2009					06 0310N 0880W 009	NW
56	WMC297482	BG-41	Natrona	1/7/2009	1/7/2009	858543	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-41		1/7/2009					06 0310N 0880W 009	NW
57	WMC297483	BG-42	Natrona	1/7/2009	1/7/2009	858544	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
58	WMC297484	BG-43	Natrona	1/7/2009	1/7/2009	858545	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
59	WMC297485	BG-44	Natrona	1/7/2009	1/7/2009	858546	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
60	WMC297486	BG-45	Natrona	1/7/2009	1/7/2009	858547	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE NW SW SE
61	WMC297487	BG-46	Natrona	1/7/2009	1/7/2009	858548	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
62	WMC297488	BG-47	Natrona	1/7/2009	1/7/2009	858549	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
63	WMC297489	BG-48	Natrona	1/7/2009	1/7/2009	858550	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
64	WMC297490	BG-49	Natrona	1/7/2009	1/7/2009	858551	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
		BG-49							06 0310N 0880W 009	NW SW
65	WMC297491	BG-50	Natrona	1/7/2009	1/7/2009	858552	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
66	WMC297492	BG-51	Natrona	1/7/2009	1/7/2009	858553	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
67	WMC297630	BG-52	Natrona	2/24/2009	2/24/2009	861564	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
68	WMC297631	BG-53	Natrona	2/24/2009	2/24/2009	861565	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
69	WMC297632	BG-54	Natrona	2/24/2009	2/24/2009	861566	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
70	WMC297633	BG-55	Natrona	2/24/2009	2/24/2009	861567	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
71	WMC297634	BG-56	Natrona	2/24/2009	2/24/2009	861568	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
		BG-56							06 0310N 0880W 009	SW
72	WMC297635	BG-57	Natrona	2/24/2009	2/24/2009	861569	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
73	WMC297636	BG-58	Natrona	2/24/2009	2/24/2009	861570	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
74	WMC297637	BG-59	Natrona	2/24/2009	2/24/2009	861571	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
75	WMC297638	BG-60	Natrona	2/24/2009	2/24/2009	861572	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW SE
76	WMC297639	BG-61	Natrona	2/24/2009	2/24/2009	861573	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW
77	WMC297640	BG-62	Natrona	2/24/2009	2/24/2009	861574	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW
78	WMC297641	BG-63	Natrona	2/24/2009	2/24/2009	861575	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NW
		BG-63		2/24/2009					06 0310N 0880W 006	NE
					Re-recorded:	873562	8/26/2009
79	WMC297642	BG-64	Natrona	2/24/2009	2/24/2009	861576	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NW
					Re-recorded:	873561	8/26/2009
80	WMC297643	BG-65	Natrona	2/24/2009	2/24/2009	861577	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NE SE
81	WMC297644	BG-66	Natrona	2/24/2009	2/24/2009	861578	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NE SE
		66	BG claims

82	WMC297645	BM-1	Natrona	2/24/2009	2/24/2009	861500	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NW	WYW177896
83	WMC297646	BM-2	Natrona	2/24/2009	2/24/2009	862263	3/13/2009	Glasscock, John W.	06 0320N 0880W 015	NE NW	WYW177896

84	WMC297647	BM-3	Natrona	2/24/2009	2/24/2009	861501	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NW SW	WYW177896
85	WMC297648	BM-4	Natrona	2/24/2009	2/24/2009	861502	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NE NW SW SE	WYW177896
86	WMC297649	BM-5	Natrona	2/24/2009	2/24/2009	861503	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW	WYW177896
87	WMC297650	BM-6	Natrona	2/24/2009	2/24/2009	861504	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE	WYW177896
88	WMC297651	BM-7	Natrona	2/24/2009	2/24/2009	861505	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW	WYW177896
89	WMC297652	BM-8	Natrona	2/24/2009	2/24/2009	861506	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE	WYW177896
90	WMC297653	BM-9	Natrona	2/24/2009	2/24/2009	861507	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE	WYW177896
91	WMC297654	BM-10	Natrona	2/24/2009	2/24/2009	861508	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE	WYW177896
92	WMC297655	BM-11	Natrona	2/24/2009	2/24/2009	861509	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SE	WYW177896
93	WMC297656	BM-12	Natrona	2/24/2009	2/24/2009	861510	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NE SE	WYW177896
		12	BM claims

94	WMC297657	DC-1	Natrona	2/24/2009	2/24/2009	861511	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW	WYW177896
95	WMC297658	DC-2	Natrona	2/24/2009	2/24/2009	861512	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW	WYW177896
96	WMC297659	DC-3	Natrona	2/24/2009	2/24/2009	861513	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW	WYW177896
97	WMC297660	DC-4	Natrona	2/24/2009	2/24/2009	861514	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW	WYW177896
98	WMC297661	DC-5	Natrona	2/24/2009	2/24/2009	861515	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW	WYW177896
99	WMC297662	DC-6	Natrona	2/24/2009	2/24/2009	861516	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW	WYW177896
100	WMC297663	DC-7	Natrona	2/24/2009	2/24/2009	861517	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW	WYW177896
101	WMC297664	DC-8	Natrona	2/24/2009	2/24/2009	861518	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	NE SE	WYW177896
		DC-8		2/24/2009					06 0320N 0880W 012	NW SW
102	WMC297665	DC-9	Natrona	2/24/2009	2/24/2009	861519	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE	WYW177896
					Re-recorded:	873551	8/26/2009
103	WMC297666	DC-10	Natrona	2/24/2009	2/24/2009	861520	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW	WYW177896
		DC-10		2/24/2009					06 0320N 0880W 014	NW
104	WMC297667	DC-11	Natrona	2/24/2009	2/24/2009	861521	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW	WYW177896
105	WMC297668	DC-12	Natrona	2/24/2009	2/24/2009	861522	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW	WYW177896
		DC-12		2/24/2009					06 0320N 0880W 014	NW
106	WMC297669	DC-13	Natrona	2/24/2009	2/24/2009	861523	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW	WYW177896
107	WMC297670	DC-14	Natrona	2/24/2009	2/24/2009	861524	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW	WYW177896
		DC-14		2/24/2009					06 0320N 0880W 014	NW
108	WMC297671	DC-15	Natrona	2/24/2009	2/24/2009	861525	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW	WYW177896
109	WMC297672	DC-16	Natrona	2/24/2009	2/24/2009	861526	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW SE	WYW177896
		DC-16		2/24/2009					06 0320N 0880W 014	NE NW
110	WMC297673	DC-17	Natrona	2/24/2009	2/24/2009	861527	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE NW	WYW177896
111	WMC297674	DC-18	Natrona	2/24/2009	2/24/2009	861528	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE	WYW177896
		DC-18		2/24/2009					06 0320N 0880W 014	NE
112	WMC297675	DC-19	Natrona	2/24/2009	2/24/2009	861529	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE	WYW177896

113	WMC297676	DC-20	Natrona	2/24/2009	2/24/2009	861530	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE	WYW177896
		DC-20		2/24/2009					06 0320N 0880W 014	NE
114	WMC297677	DC-21	Natrona	2/24/2009	2/24/2009	861531	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE	WYW177896
		DC-21		2/24/2009					06 0320N 0880W 014	NE
115	WMC297678	DC-22	Natrona	2/24/2009	2/24/2009	861532	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE	WYW177896
		DC-22		2/24/2009					06 0320N 0880W 012	SW
		DC-22		2/24/2009					06 0320N 0880W 013	NW
		DC-22		2/24/2009					06 0320N 0880W 014	NE
116	WMC297679	DC-23	Natrona	2/24/2009	2/24/2009	861533	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW	WYW177896
		DC-23		2/24/2009					06 0320N 0880W 013	NW
117	WMC297680	DC-24	Natrona	2/24/2009	2/24/2009	861534	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW	WYW177896
		DC-24		2/24/2009					06 0320N 0880W 013	NW
118	WMC297681	DC-25	Natrona	2/24/2009	2/24/2009	861535	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW SW	WYW177896
119	WMC297682	DC-26	Natrona	2/24/2009	2/24/2009	861536	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE NW SW SE	WYW177896
					Re-recorded:	873550	8/26/2009
120	WMC297683	DC-27	Natrona	2/24/2009	2/24/2009	861537	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE	WYW177896
121	WMC297685	DC-29	Natrona	2/24/2009	2/24/2009	861539	3/3/2009	Glasscock, John W.	06 0320N 0880W 013	NW	WYW177896
		DC-29		2/24/2009					06 0320N 0880W 014	NE
122	WMC297687	DC-31	Natrona	2/24/2009	2/24/2009	861541	3/3/2009	Glasscock, John W.	06 0320N 0880W 013	NW	WYW177896
					Re-recorded:	873549	8/26/2009
123	WMC297688	DC-32	Natrona	2/24/2009	2/24/2009	861542	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW SW SE	WYW177896
124	WMC297689	DC-33	Natrona	2/24/2009	2/24/2009	861543	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW SE	WYW177896
		DC-33		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873548	8/26/2009
125	WMC297690	DC-34	Natrona	2/24/2009	2/24/2009	861544	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SE	WYW177896
126	WMC297691	DC-35	Natrona	2/24/2009	2/24/2009	861545	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SE	WYW177896
		DC-35		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873547	8/26/2009
127	WMC297692	DC-36	Natrona	2/24/2009	2/24/2009	861546	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SW	WYW177896
		DC-36		2/24/2009					06 0320N 0870W 018	NW
		DC-36		2/24/2009					06 0320N 0880W 012	SE
		DC-36		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873546	8/26/2009
		34	DC claims

128	WMC298375	GP 1	Natrona	7/20/2009	7/20/2009	871267	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
129	WMC298376	GP 2	Natrona	7/20/2009	7/20/2009	871268	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
130	WMC298377	GP 3	Natrona	7/20/2009	7/20/2009	871269	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
131	WMC298378	GP 4	Natrona	9/1/2009	9/1/2009	874552	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
132	WMC298379	GP 5	Natrona	7/20/2009	7/20/2009	871270	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
133	WMC298380	GP 6	Natrona	9/1/2009	9/1/2009	874553	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
134	WMC298381	GP 7	Natrona	7/20/2009	7/20/2009	871271	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
135	WMC298382	GP 8	Natrona	9/1/2009	9/1/2009	874554	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
136	WMC298383	GP 9	Natrona	7/20/2009	7/20/2009	871272	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE NW

137	WMC298384	GP 10	Natrona	7/20/2009	7/20/2009	871273	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE NW SW SE
138	WMC298385	GP 11	Natrona	7/20/2009	7/20/2009	871274	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW
139	WMC298386	GP 12	Natrona	7/20/2009	7/20/2009	871275	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
140	WMC298387	GP 13	Natrona	7/20/2009	7/20/2009	871276	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
141	WMC298388	GP 14	Natrona	7/20/2009	7/20/2009	871277	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
142	WMC298389	GP 15	Natrona	7/20/2009	7/20/2009	871278	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
143	WMC298390	GP 16	Natrona	7/20/2009	7/20/2009	871279	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 16		7/20/2009					06 0330N 0870W 033	SW
144	WMC298391	GP 17	Natrona	7/20/2009	7/20/2009	871280	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
145	WMC298392	GP 18	Natrona	7/20/2009	7/20/2009	871281	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 18		7/20/2009					06 0330N 0870W 033	SW
146	WMC298393	GP 19	Natrona	7/20/2009	7/20/2009	871282	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
147	WMC298394	GP 20	Natrona	7/20/2009	7/20/2009	871283	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 20		7/20/2009					06 0330N 0870W 033	SW
148	WMC298395	GP 21	Natrona	7/20/2009	7/20/2009	871284	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW SE
149	WMC298396	GP 22	Natrona	7/20/2009	7/20/2009	871285	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 22		7/20/2009					06 0330N 0870W 033	SW SE
150	WMC298397	GP 23	Natrona	9/1/2009	9/1/2009	874555	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
151	WMC298398	GP 24	Natrona	9/1/2009	9/1/2009	874556	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
152	WMC298399	GP 25	Natrona	9/1/2009	9/1/2009	874557	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
153	WMC298400	GP 26	Natrona	7/20/2009	7/20/2009	871286	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SE
154	WMC300484	GP 27	Natrona	11/30/2009	11/30/2009	882769	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE
155	WMC300485	GP 28	Natrona	11/30/2009	11/30/2009	882768	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE
		28	GP claims

156	WMC298569	GRN 1	Natrona	8/4/2009	8/4/2009	875339	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
157	WMC298570	GRN 2	Natrona	8/4/2009	8/4/2009	875343	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
158	WMC298571	GRN 3	Natrona	8/4/2009	8/4/2009	875344	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
159	WMC298572	GRN 4	Natrona	8/4/2009	8/4/2009	875345	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
160	WMC298573	GRN 5	Natrona	8/4/2009	8/4/2009	875346	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
161	WMC298574	GRN 6	Natrona	8/4/2009	8/4/2009	875347	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
162	WMC298575	GRN 7	Natrona	8/4/2009	8/4/2009	875348	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
163	WMC298576	GRN 8	Natrona	8/4/2009	8/4/2009	875349	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
164	WMC298577	GRN 9	Natrona	8/4/2009	8/4/2009	875350	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW SE
165	WMC298578	GRN 10	Natrona	8/4/2009	8/4/2009	875351	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE NW SW SE
166	WMC298579	GRN 11	Natrona	8/4/2009	8/4/2009	875340	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
167	WMC298580	GRN 12	Natrona	8/4/2009	8/4/2009	875341	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
168	WMC298581	GRN 13	Natrona	8/4/2009	8/4/2009	875352	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
169	WMC298582	GRN 14	Natrona	8/4/2009	8/4/2009	875353	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
170	WMC298583	GRN 15	Natrona	8/4/2009	8/4/2009	875354	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
171	WMC298584	GRN 16	Natrona	8/4/2009	8/4/2009	875355	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
172	WMC298585	GRN 17	Natrona	8/4/2009	8/4/2009	875356	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
173	WMC298586	GRN 18	Natrona	8/4/2009	8/4/2009	875357	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
174	WMC298587	GRN 19	Natrona	8/4/2009	8/4/2009	875358	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
175	WMC298588	GRN 20	Natrona	8/4/2009	8/4/2009	875359	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
176	WMC298589	GRN 21	Natrona	8/4/2009	8/4/2009	875342	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
177	WMC298590	GRN 22	Natrona	8/4/2009	8/4/2009	875360	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
178	WMC298591	GRN 23	Natrona	8/4/2009	8/4/2009	875361	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE

179	WMC298592	GRN 24	Natrona	8/4/2009	8/4/2009	875362	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
180	WMC298593	GRN 25	Natrona	8/4/2009	8/4/2009	875363	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
181	WMC298594	GRN 26	Natrona	8/4/2009	8/4/2009	875364	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
182	WMC298595	GRN 27	Natrona	8/4/2009	8/4/2009	875365	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SW SE
183	WMC298596	GRN 28	Natrona	8/4/2009	8/4/2009	875366	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE NW SW SE
184	WMC298597	GRN 29	Natrona	8/5/2009	8/5/2009	875367	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
185	WMC298598	GRN 30	Natrona	8/5/2009	8/5/2009	875368	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
186	WMC298599	GRN 31	Natrona	8/5/2009	8/5/2009	875369	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
187	WMC298600	GRN 32	Natrona	8/5/2009	8/5/2009	875370	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
188	WMC298601	GRN 33	Natrona	8/5/2009	8/5/2009	875371	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE NW
189	WMC298602	GRN 34	Natrona	8/5/2009	8/5/2009	875372	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
190	WMC298603	GRN 35	Natrona	8/5/2009	8/5/2009	875373	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
191	WMC298604	GRN 36	Natrona	8/5/2009	8/5/2009	875374	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
192	WMC298605	GRN 37	Natrona	8/5/2009	8/5/2009	875375	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
193	WMC298606	GRN 38	Natrona	8/5/2009	8/5/2009	875376	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
194	WMC298607	GRN 39	Natrona	8/5/2009	8/5/2009	875377	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
195	WMC298608	GRN 40	Natrona	8/5/2009	8/5/2009	875378	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
196	WMC298609	GRN 41	Natrona	8/5/2009	8/5/2009	875379	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
197	WMC298610	GRN 42	Natrona	8/5/2009	8/5/2009	875380	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE NW
198	WMC298611	GRN 43	Natrona	8/4/2009	8/4/2009	875381	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
199	WMC298612	GRN 44	Natrona	8/4/2009	8/4/2009	875382	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 44		8/4/2009					06 0320N 0880W 021	NW
200	WMC298613	GRN 45	Natrona	8/4/2009	8/4/2009	875383	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
201	WMC298614	GRN 46	Natrona	8/4/2009	8/4/2009	875384	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 46		8/4/2009					06 0320N 0880W 021	NW
202	WMC298615	GRN 47	Natrona	8/4/2009	8/4/2009	875385	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
203	WMC298616	GRN 48	Natrona	8/4/2009	8/4/2009	875386	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 48		8/4/2009					06 0320N 0880W 021	NW
204	WMC298617	GRN 49	Natrona	8/4/2009	8/4/2009	875387	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
205	WMC298618	GRN 50	Natrona	8/4/2009	8/4/2009	875388	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 50		8/4/2009					06 0320N 0880W 021	NW
206	WMC298619	GRN 51	Natrona	8/4/2009	8/4/2009	875389	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW SW SE
207	WMC298620	GRN 52	Natrona	8/4/2009	8/4/2009	875390	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE SE

		GRN 52		8/4/2009					06 0320N 0880W 021	NW SW
208	WMC298621	GRN 53	Natrona	8/5/2009	8/5/2009	875391	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 53		8/5/2009					06 0320N 0880W 020	NW
209	WMC298622	GRN 54	Natrona	8/5/2009	8/5/2009	875392	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
210	WMC298623	GRN 55	Natrona	8/5/2009	8/5/2009	875393	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 55		8/5/2009					06 0320N 0880W 020	NW
211	WMC298624	GRN 56	Natrona	8/5/2009	8/5/2009	875394	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
212	WMC298625	GRN 57	Natrona	8/5/2009	8/5/2009	875395	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 57		8/5/2009					06 0320N 0880W 020	NW
213	WMC298626	GRN 58	Natrona	8/5/2009	8/5/2009	875396	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
214	WMC298627	GRN 59	Natrona	8/5/2009	8/5/2009	875397	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 59		8/5/2009					06 0320N 0880W 020	NW
215	WMC298628	GRN 60	Natrona	8/5/2009	8/5/2009	875398	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
216	WMC298629	GRN 63	Natrona	8/5/2009	8/5/2009	875399	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
217	WMC298630	GRN 64	Natrona	8/5/2009	8/5/2009	875400	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
218	WMC298631	GRN 65	Natrona	8/5/2009	8/5/2009	875401	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
219	WMC298632	GRN 66	Natrona	8/5/2009	8/5/2009	875402	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
220	WMC298633	GRN 67	Natrona	8/5/2009	8/5/2009	875403	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
221	WMC298634	GRN 68	Natrona	8/5/2009	8/5/2009	875404	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
222	WMC298635	GRN 69	Natrona	8/5/2009	8/5/2009	875405	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
223	WMC298636	GRN 70	Natrona	8/5/2009	8/5/2009	875406	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
224	WMC298637	GRN 74	Natrona	8/10/2009	8/10/2009	875407	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	SE
		GRN 74		8/10/2009					06 0320N 0880W 021	SW
225	WMC298638	GRN 76	Natrona	8/10/2009	8/10/2009	875408	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	SE
		GRN 76		8/10/2009					06 0320N 0880W 021	SW
		70	GRN claims

226	WMC298401	MD 1	Natrona	7/20/2009	7/20/2009	871288	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
227	WMC298402	MD 2	Natrona	7/20/2009	7/20/2009	871289	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
228	WMC297693	MD-3	Natrona	2/24/2009	2/24/2009	861491	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE NW
229	WMC297694	MD-4	Natrona	2/24/2009	2/24/2009	861492	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE NW SW SE
					Re-recorded:	873553	8/26/2009
230	WMC297695	MD-5	Natrona	2/24/2009	2/24/2009	861493	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE
231	WMC297696	MD-6	Natrona	2/24/2009	2/24/2009	861494	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
					Re-recorded:	873552	8/26/2009
232	WMC297697	MD-7	Natrona	2/24/2009	2/24/2009	861495	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SW SE
					Re-recorded:	877863	10/27/2009
						881754	1/4/2010
233	WMC297698	MD-8	Natrona	2/24/2009	2/24/2009	861496	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SE
					Re-recorded:	877862	10/27/2009
						881753	1/4/2010

234	WMC297699	MD-9	Natrona	2/24/2009	2/24/2009	861497	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SW SE
235	WMC297700	MD-10	Natrona	2/24/2009	2/24/2009	861498	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SE
236	WMC297701	MD-11	Natrona	2/24/2009	2/24/2009	861499	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
237	WMC298403	MD 12	Natrona	7/20/2009	7/20/2009	871290	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
		MD 12		7/20/2009					06 0320N 0870W 008	NW SW
238	WMC298404	MD 13	Natrona	7/20/2009	7/20/2009	871291	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	NW SW
239	WMC298405	MD 14	Natrona	7/20/2009	7/20/2009	871292	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	SW
240	WMC298406	MD 15	Natrona	7/20/2009	7/20/2009	871293	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	SW
241	WMC298407	MD 16	Natrona	7/20/2009	7/20/2009	871294	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	NW SW
242	WMC298408	MD 17	Natrona	7/20/2009	7/20/2009	871295	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NE
		MD 17		7/20/2009					06 0320N 0870W 008	NW
243	WMC298409	MD 18	Natrona	7/20/2009	7/20/2009	871296	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
		MD 18		7/20/2009					06 0320N 0880W 012	NE SE
244	WMC298410	MD 19	Natrona	7/20/2009	7/20/2009	871297	7/24/2009	Glasscock, John W.	06 0320N 0880W 012	SE
245	WMC298411	MD 20	Natrona	7/20/2009	7/20/2009	871298	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	SW
		MD 20		7/20/2009					06 0320N 0880W 012	SE
246	WMC298412	MD 21	Natrona	7/20/2009	7/20/2009	871299	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	SW
		21	MD claims

247	WMC297702	MF-1	Natrona	2/24/2009	2/24/2009	861579	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE	WYW177895
248	WMC297703	MF-2	Natrona	2/24/2009	2/24/2009	861580	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE	WYW177895
249	WMC297704	MF-3	Natrona	2/24/2009	2/24/2009	861581	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE	WYW177895
		MF-3		2/24/2009					06 0320N 0870W 007	NE
250	WMC297705	MF-4	Natrona	2/24/2009	2/24/2009	861547	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE	WYW177895
		MF-4		2/24/2009					06 0320N 0870W 007	NE
251	WMC297706	MF-5	Natrona	2/24/2009	2/24/2009	861548	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
		MF-5		2/24/2009					06 0320N 0870W 006	SE
					Re-recorded:	873554	8/26/2009
252	WMC297707	MF-6	Natrona	2/24/2009	2/24/2009	861549	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
253	WMC297708	MF-7	Natrona	2/24/2009	2/24/2009	861550	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
254	WMC297709	MF-8	Natrona	2/24/2009	2/24/2009	861551	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
255	WMC297710	MF-9	Natrona	2/24/2009	2/24/2009	861552	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW SE	WYW177895
256	WMC297711	MF-10	Natrona	2/24/2009	2/24/2009	861553	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SE	WYW177895
257	WMC297712	MF-11	Natrona	2/24/2009	2/24/2009	861554	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
		MF-11		2/24/2009					06 0320N 0870W 006	SE
258	WMC297713	MF-12	Natrona	2/24/2009	2/24/2009	861555	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
259	WMC297714	MF-13	Natrona	2/24/2009	2/24/2009	861556	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
		MF-13		2/24/2009					06 0320N 0870W 008	NW
260	WMC297715	MF-14	Natrona	2/24/2009	2/24/2009	861557	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW	WYW177895
		MF-14		2/24/2009					06 0320N 0870W 008	NW
261	WMC300486	MF 15	Natrona	11/30/2009	11/30/2009	882764	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	SE	WYW177895
262	WMC300487	MF 16	Natrona	11/30/2009	11/30/2009	882767	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	SW SE	WYW177895

263	WMC300488	MF 17	Natrona	11/30/2009	11/30/2009	882766	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE SE	WYW177895
264	WMC300489	MF 18	Natrona	11/30/2009	11/30/2009	882865	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE SE	WYW177895
		18	MF claims

265	WMC297493	QL-1	Natrona	1/7/2009	1/7/2009	858573	1/13/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		QL-1		1/7/2009					06 0320N 0870W 028	NW
266	WMC297494	QL-2	Natrona	1/7/2009	1/7/2009	858574	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
267	WMC297495	QL-3	Natrona	1/7/2009	1/7/2009	858575	1/13/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		QL-3		1/7/2009					06 0320N 0870W 028	NW
268	WMC297496	QL-4	Natrona	1/7/2009	1/7/2009	858576	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
269	WMC297497	QL-5	Natrona	1/7/2009	1/7/2009	858577	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
270	WMC298413	QL 6	Natrona	7/20/2009	7/20/2009	871424	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
271	WMC298414	QL 7	Natrona	7/20/2009	7/20/2009	871425	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE NW SW SE
272	WMC298415	QL 8	Natrona	7/20/2009	7/20/2009	871426	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
273	WMC298416	QL 9	Natrona	7/20/2009	7/20/2009	871427	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
274	WMC298417	QL 10	Natrona	7/20/2009	7/20/2009	871428	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	SE
275	WMC298418	QL 11	Natrona	7/20/2009	7/20/2009	871429	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
276	WMC298419	QL 12	Natrona	7/20/2009	7/20/2009	871430	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	SE
277	WMC298420	QL 13	Natrona	7/20/2009	7/20/2009	871431	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
		QL 13		7/20/2009					06 0320N 0870W 028	NE SE
278	WMC298421	QL 14	Natrona	7/20/2009	7/20/2009	871432	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		QL 14		7/20/2009					06 0320N 0870W 028	SE
279	WMC298422	QL 15	Natrona	7/20/2009	7/20/2009	871433	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
280	WMC298423	QL 16	Natrona	7/20/2009	7/20/2009	871434	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		16	QL claims

281	WMC297498	RE-1	Natrona	1/7/2009	1/7/2009	858554	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW
282	WMC297499	RE-2	Natrona	1/7/2009	1/7/2009	858555	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW
283	WMC297500	RE-3	Natrona	1/7/2009	1/7/2009	858556	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW SE
284	WMC297716	RE-4	Natrona	2/24/2009	2/24/2009	861560	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	SE
285	WMC297717	RE-5	Natrona	2/24/2009	2/24/2009	861561	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	SE
286	WMC297718	RE-6	Natrona	2/24/2009	2/24/2009	861562	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	NW SW
					Re-recorded:	873556	8/26/2009
287	WMC297719	RE-7	Natrona	2/24/2009	2/24/2009	861563	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	NE NW SW SE
					Re-recorded:	873555	8/26/2009
		7	RE claims

288	WMC298657	RH 127	Natrona	8/12/2009	8/12/2009	875409	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW SE
289	WMC298658	RH 128	Natrona	8/12/2009	8/12/2009	875410	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
290	WMC298659	RH 129	Natrona	7/24/2009	7/24/2009	875411	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
291	WMC298660	RH 130	Natrona	7/24/2009	7/24/2009	875412	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
		RH 130		7/24/2009					06 0320N 0870W 029	NE
292	WMC298661	RH 131	Natrona	7/24/2009	7/24/2009	875413	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
293	WMC298662	RH 132	Natrona	7/24/2009	7/24/2009	875414	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
		RH 132		7/24/2009					06 0320N 0870W 029	NE
294	WMC298663	RH 133	Natrona	7/24/2009	7/24/2009	875415	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
		RH 133		7/24/2009					06 0320N 0870W 021	SW

295	WMC298664	RH 134	Natrona	7/24/2009	7/24/2009	875416	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
296	WMC298665	RH 135	Natrona	7/24/2009	7/24/2009	875417	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
297	WMC298666	RH 137	Natrona	7/24/2009	7/24/2009	875418	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		RH 137		7/24/2009					06 0320N 0870W 028	NW
298	WMC298667	RH 138	Natrona	7/27/2009	7/27/2009	875419	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		RH 138		7/27/2009					06 0320N 0870W 028	NW
299	WMC298668	RH 139	Natrona	7/24/2009	7/24/2009	875420	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
300	WMC298669	RH 140	Natrona	7/29/2009	7/29/2009	875421	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE NW
301	WMC298670	RH 141	Natrona	7/24/2009	7/24/2009	875422	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
302	WMC298671	RH 142	Natrona	7/24/2009	7/24/2009	875423	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE NW SW SE
303	WMC298672	RH 143	Natrona	7/29/2009	7/29/2009	875424	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
304	WMC298673	RH 144	Natrona	7/24/2009	7/24/2009	875425	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
305	WMC298674	RH 145	Natrona	7/24/2009	7/24/2009	875426	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
306	WMC298675	RH 146	Natrona	7/24/2009	7/24/2009	875427	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
307	WMC298676	RH 147	Natrona	7/24/2009	7/24/2009	875428	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
308	WMC298677	RH 148	Natrona	7/24/2009	7/24/2009	875429	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
309	WMC298678	RH 149	Natrona	7/24/2009	7/24/2009	875430	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
310	WMC298679	RH 150	Natrona	7/27/2009	7/27/2009	875431	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
311	WMC298680	RH 151	Natrona	7/27/2009	7/27/2009	875432	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 151		7/27/2009					06 0320N 0870W 033	NW
312	WMC298681	RH 152	Natrona	7/27/2009	7/27/2009	875433	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
313	WMC298682	RH 153	Natrona	7/27/2009	7/27/2009	875434	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 153		7/27/2009					06 0320N 0870W 033	NW
314	WMC298683	RH 154	Natrona	7/30/2009	7/30/2009	875435	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	NW
315	WMC298684	RH 155	Natrona	7/27/2009	7/27/2009	875436	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 155		7/27/2009					06 0320N 0870W 033	NW
316	WMC298685	RH 156	Natrona	7/27/2009	7/27/2009	875437	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
317	WMC298686	RH 157	Natrona	7/27/2009	7/27/2009	875438	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 157		7/27/2009					06 0320N 0870W 033	NW
318	WMC298687	RH 158	Natrona	7/27/2009	7/27/2009	875439	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
319	WMC298688	RH 159	Natrona	7/27/2009	7/27/2009	875440	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW SE
		RH 159		7/27/2009					06 0320N 0870W 033	NE NW
320	WMC298689	RH 160	Natrona	7/27/2009	7/27/2009	875441	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW SE
321	WMC298690	RH 161	Natrona	7/27/2009	7/27/2009	875442	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 161		7/27/2009					06 0320N 0870W 033	NE

322	WMC298691	RH 162	Natrona	7/27/2009	7/27/2009	875443	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
323	WMC298692	RH 163	Natrona	8/12/2009	8/12/2009	875444	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		RH 163		8/12/2009					06 0320N 0870W 029	NW
324	WMC298693	RH 164	Natrona	8/12/2009	8/12/2009	875445	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		RH 164		8/12/2009					06 0320N 0870W 029	NW
325	WMC298694	RH 165	Natrona	7/30/2009	7/30/2009	875446	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW
326	WMC298695	RH 166	Natrona	7/30/2009	7/30/2009	875447	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW
327	WMC298696	RH 167	Natrona	7/30/2009	7/30/2009	875448	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
328	WMC298697	RH 168	Natrona	7/30/2009	7/30/2009	875449	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
329	WMC298698	RH 169	Natrona	7/27/2009	7/27/2009	875450	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 169		7/27/2009					06 0320N 0870W 033	NE
330	WMC298699	RH 170	Natrona	7/27/2009	7/27/2009	875451	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 170		7/27/2009					06 0320N 0870W 033	NE
331	WMC298700	RH 171	Natrona	7/27/2009	7/27/2009	875452	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 171		7/27/2009					06 0320N 0870W 028	SE
		RH 171		7/27/2009					06 0320N 0870W 033	NE
		RH 171		7/27/2009					06 0320N 0870W 034	NW
332	WMC298701	RH 172	Natrona	7/27/2009	7/27/2009	875453	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 172		7/27/2009					06 0320N 0870W 034	NW
333	WMC298702	RH 173	Natrona	7/27/2009	7/27/2009	875454	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW SE
334	WMC298703	RH 174	Natrona	7/27/2009	7/27/2009	875455	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW SE
		RH 174		7/27/2009					06 0320N 0870W 028	NE NW
335	WMC298704	RH 175	Natrona	7/27/2009	7/27/2009	875456	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
336	WMC298705	RH 176	Natrona	7/27/2009	7/27/2009	875457	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 176		7/27/2009					06 0320N 0870W 028	NE
337	WMC298706	RH 177	Natrona	7/27/2009	7/27/2009	875458	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
338	WMC298707	RH 178	Natrona	7/27/2009	7/27/2009	875459	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 178		7/27/2009					06 0320N 0870W 028	NE
339	WMC298708	RH 179	Natrona	7/27/2009	7/27/2009	875460	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
340	WMC298709	RH 180	Natrona	7/27/2009	7/27/2009	875461	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 180		7/27/2009					06 0320N 0870W 028	NE
341	WMC298710	RH 181	Natrona	7/30/2009	7/30/2009	875462	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 181		7/30/2009					06 0320N 0870W 022	SW
342	WMC298711	RH 182	Natrona	7/30/2009	7/30/2009	875463	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 182		7/30/2009					06 0320N 0870W 022	SW
		RH 182		7/30/2009					06 0320N 0870W 027	NW
		RH 182		7/30/2009					06 0320N 0870W 028	NE

343	WMC298712	RH 183	Natrona	7/30/2009	7/30/2009	875464	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
344	WMC298713	RH 184	Natrona	7/30/2009	7/30/2009	875465	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 184		7/30/2009					06 0320N 0870W 027	NW
345	WMC298714	RH 185	Natrona	7/30/2009	7/30/2009	875466	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
346	WMC298715	RH 186	Natrona	7/30/2009	7/30/2009	875467	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 186		7/30/2009					06 0320N 0870W 027	NW
347	WMC298716	RH 187	Natrona	7/30/2009	7/30/2009	875468	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
348	WMC298717	RH 188	Natrona	7/30/2009	7/30/2009	875469	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 188		7/30/2009					06 0320N 0870W 027	NW
349	WMC298718	RH 189	Natrona	7/30/2009	7/30/2009	875470	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
350	WMC298719	RH 190	Natrona	7/30/2009	7/30/2009	875471	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 190		7/30/2009					06 0320N 0870W 027	NW
351	WMC298720	RH 191	Natrona	7/30/2009	7/30/2009	875472	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW SE
352	WMC298721	RH 192	Natrona	7/30/2009	7/30/2009	875473	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW SE
		RH 192		7/30/2009					06 0320N 0870W 027	NE NW
353	WMC298722	RH 193	Natrona	7/30/2009	7/30/2009	875474	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SE
354	WMC298723	RH 194	Natrona	7/30/2009	7/30/2009	875475	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SE
		RH 194		7/30/2009					06 0320N 0870W 027	NE
355	WMC298724	RH 195	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
356	WMC298725	RH 196	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
357	WMC298726	RH 197	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
358	WMC298727	RH 198	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
359	WMC298728	RH 199	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
360	WMC298729	RH 200	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
361	WMC298730	RH 201	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NE NW SW SE
362	WMC298731	RH 202	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW SE
363	WMC298732	RH 203	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NE SE
364	WMC298733	RH 204	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SE
365	WMC298734	RH 205	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 205		7/27/2009					06 0320N 0870W 034	NW

366	WMC298735	RH 206	Natrona	7/27/2009	7/27/2009	875487	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 206		7/27/2009					06 0320N 0870W 034	NW
367	WMC298736	RH 207	Natrona	7/27/2009	7/27/2009	875488	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 207		7/27/2009					06 0320N 0870W 034	NW
368	WMC298737	RH 208	Natrona	7/27/2009	7/27/2009	875489	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW SE
		RH 208		7/27/2009					06 0320N 0870W 034	NE NW
369	WMC298738	RH 209	Natrona	7/27/2009	7/27/2009	875480	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SE
		RH 209		7/27/2009					06 0320N 0870W 034	NE
370	WMC298739	RH 210	Natrona	8/12/2009	8/12/2009	875491	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
371	WMC298740	RH 211	Natrona	8/12/2009	8/12/2009	875492	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		84	RH claims					Glasscock, John W.

372	WMC298639	RHW 1	Natrona	8/11/2009	8/11/2009	875321	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
373	WMC298640	RHW 2	Natrona	8/11/2009	8/11/2009	875322	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
374	WMC298641	RHW 3	Natrona	8/11/2009	8/11/2009	875323	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
375	WMC298642	RHW 4	Natrona	8/11/2009	8/11/2009	875324	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
376	WMC298643	RHW 5	Natrona	8/11/2009	8/11/2009	875325	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW SE
377	WMC298644	RHW 6	Natrona	8/11/2009	8/11/2009	875326	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
378	WMC298645	RHW 7	Natrona	8/11/2009	8/11/2009	875327	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
379	WMC298646	RHW 8	Natrona	8/11/2009	8/11/2009	875328	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
380	WMC298647	RHW 56	Natrona	7/26/2009	7/26/2009	875329	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW
381	WMC298648	RHW 57	Natrona	7/26/2009	7/26/2009	875330	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
382	WMC298649	RHW 58	Natrona	7/26/2009	7/26/2009	875331	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW
383	WMC298650	RHW 59	Natrona	7/26/2009	7/26/2009	875332	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
384	WMC298651	RHW 60	Natrona	7/26/2009	7/26/2009	875333	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW
385	WMC298652	RHW 61	Natrona	7/26/2009	7/26/2009	875334	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
386	WMC298653	RHW 72	Natrona	7/26/2009	7/26/2009	875335	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
387	WMC298654	RHW 73	Natrona	7/26/2009	7/26/2009	875336	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
		RHW 73		7/26/2009					06 0320N 0880W 015	NW
388	WMC298655	RHW 74	Natrona	7/26/2009	7/26/2009	875337	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
					Re-recorded:	883797	2/10/2010
389	WMC298656	RHW 75	Natrona	7/26/2009	7/26/2009	875338	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
		RHW 75		7/26/2009					06 0320N 0880W 015	NW
		18	RHW claims

390	WMC297720	RR-1	Natrona	2/24/2009	2/24/2009	864476	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE	WYW177894
391	WMC297721	RR-2	Natrona	2/24/2009	2/24/2009	864477	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE	WYW177894
		RR-2		2/24/2009					06 0320N 0870W 011	NW
392	WMC297722	RR-3	Natrona	2/24/2009	2/24/2009	864478	4/16/2009	Glasscock, John W.	06 0320N 0870W 011	NW	WYW177894
393	WMC297723	RR-4	Natrona	2/24/2009	2/24/2009	864479	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE	WYW177894
		RR-4		2/24/2009					06 0320N 0870W 011	NW
394	WMC297724	RR-5	Natrona	2/24/2009	2/24/2009	864480	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE	WYW177894
395	WMC297725	RR-6	Natrona	2/24/2009	2/24/2009	864481	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE SE	WYW177894
396	WMC297726	RR-7	Natrona	2/24/2009	2/24/2009	864482	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE	WYW177894
397	WMC297727	RR-8	Natrona	2/24/2009	2/24/2009	864483	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE SE	WYW177894
398	WMC297728	RR-9	Natrona	2/24/2009	2/24/2009	864484	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SE	WYW177894
399	WMC297729	RR-10	Natrona	2/24/2009	2/24/2009	864485	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SE	WYW177894
		RR-10		2/24/2009					06 0320N 0870W 015	NE
					Re-recorded:	873558	8/26/2009
400	WMC297730	RR-11	Natrona	2/24/2009	2/24/2009	864486	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SW SE	WYW177894
401	WMC297731	RR-12	Natrona	2/24/2009	2/24/2009	864487	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SW SE	WYW177894
		RR-12		2/24/2009					06 0320N 0870W 015	NE NW
					Re-recorded:	873557	8/26/2009
		12	RR claims

402	WMC297501	RW-1	Natrona	1/7/2009	1/7/2009	858557	1/13/2009	Glasscock, John W.	06 0320N 0880W 025	SE
		RW-1							06 0320N 0880W 030	SW
		RW-1							06 0320N 0880W 036	NE
					Re-recorded:	873560	8/26/2009
403	WMC297502	RW-2	Natrona	1/7/2009	1/7/2009	858558	1/13/2009	Glasscock, John W.	06 0320N 0880W 025	SE
		RW-2							06 0320N 0880W 030	SW
					Re-recorded:	873559	8/26/2009
404	WMC298424	RW 3	Natrona	7/20/2009	7/20/2009	871287	7/24/2009	Glasscock, John W.	06 0320N 0880W 030	SW
		RW 3							06 0320N 0880W 031	NW
		3	RW claims

405	WMC297503	SR-1	Natrona	1/7/2009	1/7/2009	858559	1/13/2009	Glasscock, John W.	06 0320N 0860W 029	NW
406	WMC297504	SR-2	Natrona	1/7/2009	1/7/2009	858566	1/13/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
407	WMC297505	SR-3	Natrona	1/7/2009	1/7/2009	858560	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW
		SR-3		1/7/2009					06 0320N 0860W 029	NW
					Re-recorded:	873569	8/26/2009
408	WMC297506	SR-4	Natrona	1/7/2009	1/7/2009	858567	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
		SR-4		1/7/2009					06 0320N 0860W 029	NE NW
					Re-recorded:	873568	8/26/2009
409	WMC297507	SR-5	Natrona	1/7/2009	1/7/2009	858561	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-5							06 0320N 0860W 020	SW
410	WMC297508	SR-6	Natrona	1/7/2009	1/7/2009	858568	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
411	WMC297509	SR-7	Natrona	1/7/2009	1/7/2009	858562	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-7							06 0320N 0860W 020	SW
412	WMC297510	SR-8	Natrona	1/7/2009	1/7/2009	858569	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE

413	WMC297511	SR-9	Natrona	1/7/2009	1/7/2009	858563	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-9							06 0320N 0860W 020	SW
414	WMC297512	SR-10	Natrona	1/7/2009	1/7/2009	858570	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
415	WMC297513	SR-11	Natrona	1/7/2009	1/7/2009	858564	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-11							06 0320N 0860W 020	SW
416	WMC297514	SR-12	Natrona	1/7/2009	1/7/2009	858571	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
417	WMC297515	SR-13	Natrona	1/7/2009	1/7/2009	858565	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	NE SE
		SR-13		1/7/2009					06 0320N 0860W 020	NW SW
418	WMC297516	SR-14	Natrona	1/7/2009	1/7/2009	858572	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW SW SE
419	WMC299343	SR 15	Natrona	9/22/2009	9/22/2009	877094	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 15							06 0320N 0860W 020	NW
420	WMC299344	SR 16	Natrona	9/22/2009	9/22/2009	877095	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
421	WMC299345	SR 17	Natrona	9/22/2009	9/22/2009	877096	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 17							06 0320N 0860W 020	NW
422	WMC299346	SR 18	Natrona	9/22/2009	9/22/2009	877097	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
423	WMC299347	SR 19	Natrona	9/22/2009	9/22/2009	877098	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 19							06 0320N 0860W 020	NW
424	WMC299348	SR 20	Natrona	9/22/2009	9/22/2009	877099	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
425	WMC299349	SR 21	Natrona	9/22/2009	9/22/2009	877100	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
426	WMC299350	SR 22	Natrona	9/22/2009	9/22/2009	877101	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
427	WMC299351	SR 23	Natrona	9/22/2009	9/22/2009	877102	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
428	WMC299352	SR 24	Natrona	9/22/2009	9/22/2009	877103	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
429	WMC299353	SR 25	Natrona	9/22/2009	9/22/2009	877104	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE SE
430	WMC299354	SR 26	Natrona	9/22/2009	9/22/2009	877105	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
431	WMC299355	SR 27	Natrona	9/22/2009	9/22/2009	877106	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
432	WMC299356	SR 28	Natrona	9/22/2009	9/22/2009	877107	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
433	WMC299357	SR 29	Natrona	9/22/2009	9/22/2009	877108	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
434	WMC299358	SR 30	Natrona	9/22/2009	9/22/2009	877109	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
435	WMC299359	SR 31	Natrona	9/22/2009	9/22/2009	877110	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
436	WMC299360	SR 32	Natrona	9/22/2009	9/22/2009	877111	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE SE
437	WMC299361	SR 33	Natrona	9/22/2009	9/22/2009	877112	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
438	WMC299362	SR 34	Natrona	9/22/2009	9/22/2009	877113	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
439	WMC299363	SR 35	Natrona	9/22/2009	9/22/2009	877114	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
440	WMC299364	SR 36	Natrona	9/22/2009	9/22/2009	877115	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
441	WMC299365	SR 37	Natrona	9/22/2009	9/22/2009	877116	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
		SR 37					10/15/2009		06 0320N 0860W 029	NE
442	WMC299366	SR 38	Natrona	9/22/2009	9/22/2009	877117	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
443	WMC299367	SR 39	Natrona	9/22/2009	9/22/2009	877118	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
444	WMC299368	SR 40	Natrona	9/22/2009	9/22/2009	877119	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
445	WMC299369	SR 41	Natrona	9/22/2009	9/22/2009	877120	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE SE
446	WMC299370	SR 42	Natrona	9/22/2009	9/22/2009	877121	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SE
447	WMC299371	SR 43	Natrona	9/22/2009	9/22/2009	877122	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SE
448	WMC299372	SR 44	Natrona	9/22/2009	9/22/2009	877123	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SW SE
449	WMC299373	SR 45	Natrona	9/22/2009	9/22/2009	877124	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SW SE
450	WMC299374	SR 46	Natrona	9/22/2009	9/22/2009	877125	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW SW SE
451	WMC299375	SR 47	Natrona	9/22/2009	9/22/2009	877126	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
452	WMC299376	SR 48	Natrona	9/22/2009	9/22/2009	877127	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
		48	SR claims

		452	claims				46	sections

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 15, 2010, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Steve Rix President, Secretary, Treasurer and Director 15111 N Hayden Rd Suite 160-150 Scottsdale, AZ 85260	30,000,000	41.27%
John Glasscock Director P.O. Box 2498 Laramie WY, 82073	1,000,000	1.37%
Mr. James G. Baughman 2186 South Holly, #104, Denver, CO, 80222	Nil	0%
Mr. Michael Schifsky 60 East Rio Salido Parkway, Suite 900, Tempe AZ, 85281	Nil	0%
Directors and Executive Officers as a Group(1)	31,000,000 common shares	42.65%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on September 15, 2010.  As of September 15, 2010, there were 72,690,000 shares of our company’s common stock issued and outstanding.

Change in Control

We are not aware of any arrangement that might result in a change in control of our company in the future.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Steve Rix	President, Secretary, Treasurer and Director	44	March 16, 2010
John Glasscock	Director, VP of Exploration	54	April 19, 2010
James G. Baughman	Director	55	June 1, 2010
Michael Schifsky	Director	50	July 1, 2010

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director and executive officer, indicating his principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Steve Rix

Steve Rix has over 25 years of business experience in emerging markets and start up endeavors. His resume includes working in not less than 12 different industry sectors in both public and private companies. He has provided external consulting services to a number of small and medium size businesses. He also has provided internal leadership in companies in the roles of National Sales Director, Vice President of Development, President, and CEO

From 2004 until 2007 Mr. Rix actively built Foundations Financial, a full service asset management firm. The company began with 7 people and grew to over 700. While there, Mr. Rix orchestrated the amalgamation of 5 companies to form a new entity PERSONNIQ which was prepared for a reverse merger on the NASDAQ OTCBB.

In late 2007 until 2009 Mr. Rix co-founded Blu Financial Network. While there his company specialized in high level confidential introductions between capital sources and economic opportunities. Capital sources included private equity firms, private family offices, hedge funds, and high net-worth individuals. Amongst others, the economic opportunities included, but were not limited to, health care, hospitality, movies, natural resources, multi-family residential, and gaming.

Simultaneous to those efforts until 2010 Mr. Rix was actively consulting with a number of small companies. Focusing primarily on work out strategies for struggling businesses and transition planning for businesses looking to revamp their efforts in the present economy; through Rix Solutions Consulting he was able to effectively direct not less than 8 companies to greater productivity from 2007 until 2010.

Mr. Rix currently resides in Tempe, AZ where he serves in the role of President & CEO of Big Bear Mining Corp.

John Glasscock

John Glasscock is a geologist with over 25 years of experience in the mineral exploration industry including involvement with the startup of four junior mining companies.  He is the founder of Cowboy Exploration which for over 15 years has had extensive experience generating and managing projects throughout the Western US, Mexico, and China.  Mr. Glasscock resides in Laramie, Wyoming.

Since 2008, Mr. Glasscock and Cowboy Exploration have been primarily involved in the generation, marketing, and exploration of two projects: Rattlesnake Hills Gold properties in Wyoming and Paradox Basin and Holbrook Basin Potash properties in Utah and Arizona.  The Wyoming gold properties were optioned to Crescent Resources who funded preliminary exploration directed by Cowboy Exploration (2009-2010).  The Arizona and Utah Potash properties were optioned to American Potash Corp. for whom Mr. Glasscock remains a principal consultant.

Cowboy Exploration, under the direction of Mr. Glasscock, assembled a package of uranium properties in Wyoming which were optioned to Tournigan Energy Corp. (2005).  Cowboy Exploration subsequently provided direction and technical support to Tournigan Energy Corp., USA by producing an extensive uranium property position in Wyoming, Arizona, and South Dakota.  Exploration programs were conducted including the drilling of several projects between 2005 and 2008.

James G. Baughman

Mr. Baughman has worked as a geologist for more than 25 years in mining operations and mineral exploration projects for precious, base metals, and uranium.  Mr. Baughman has provided technical services and project management for a number of major and junior mining companies.

From July of 2004 to May of 2006, Mr. Baughman was the co-founder, President and Chief Executive Officer of High Plains Uranium Corp. where he managed the company’s corporate finance, accounting, legal and regulatory requirements.  He also managed a successful initial public offering on the TSX.

From May of 2006 to October of 2006, Mr. Baughman was the Chief Executive Officer of Kenai Resources, formerly known as Triumph Gold Corp., where he managed the company's properties in Venezuela and Oregon.  He also managed the consulting engineers and geologists, and prepared engineering reports.

From October of 2006 to the present, Mr. Baughman co-founded US Uranium Corp. where he led an acquisition of mineral rights on uranium properties, hired professional staff, developed company presentation and conducted road shows to investors and potential investors.  Mr. Baughman is currently the company’s Chief Executive Officer and Chairman to their board of directors.

Mr. Baughman is currently assisting several private mining development companies and is on the Advisory Board of a Canadian exploration company.  In July of 1983, Mr. Baughman received a Bachelor of Science degree in Geology from the University of Wyoming, Laramie.  He is a registered professional geologist in the State of Wyoming.  Mr. Baughman resides in Aurora, Colorado.

Michael J. Schifsky

Michael Schifsky is a seasoned professional with over 25 years of financial and operational management experience and has served as a Chief Financial Officer with both public and private companies.  His background includes significant roles in organizations ranging from large established public companies to small and mid-sized rapid growth enterprises where he gained critical experience in leadership and organizational development, capital formation, mergers and acquisitions, SEC financial reporting, Sarbanes-Oxley compliance requirements and corporate governance.

As a Chief Financial Officer, he has played critical roles in the successful growth of closely held and private equity backed organizations in the manufacturing and distribution industries.  Mr. Schifsky also has served in consulting and financial advisory roles for such notable companies as American Express, Apollo Group, and Amcor Limited.

From 2006 to 2007, Mr. Schifsky served as Chief Financial Officer and director for Clear Choice Financial, Inc.  From 2008 to August 2009, he was an independent consultant providing financial advisory services and served as interim Chief Financial Officer for MD Helicopters.  From September of 2009 to present, Mr. Schifsky has served as Chief Financial Officer for Millennium Energy Group, an early stage high tech energy storage solutions provider for the alternative energy telecommunications industries.  He began his career in the Philadelphia office of Ernst & Young, a Big Four accounting firm where he earned his CPA.  Mr. Schifsky graduated from Villanova University in 1983 with a B.S. Accountancy.  Mr. Schifsky resides in Chandler, Arizona.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past ten years:

1.       A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.       Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.       Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii. Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.       Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(i) of this section, or to be associated with persons engaged in any such activity;

5.       Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.       Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.       Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.       Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2009 and 2008; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2009 and 2008, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)
Steve Rix President, Secretary, Treasurer and Director (1)	2009 2008	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A
Dwayne Skellern Former President, Secretary, Treasurer and Director(2)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1)	Mr. Rix was appointed the President, Treasurer, Secretary and a director of our company on March 16, 2010.

(2)	Mr. Skellern resigned as President, Treasurer, Secretary and a director of our company on March 16, 2010.

Other than as disclosed below, there are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

Employment/Consulting Agreements with Directors or Officers

On March 16, 2010, Steve Rix entered into an agreement to act as both an officer and director of our company.  The agreement for his role as officer is a 36 month term with an option for renewal.  As compensation for his role as officer, Mr. Rix received 30, 000,000 restricted shares of company stock as well as payment of $7,000.00 per month for the duration of his contract term.  He also received a relocation package.  The agreement for his role as director is for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Rix receives $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On March 16, John Glasscock entered into an agreement to act as both an officer and director of our company.  The agreement for his role as officer is a 36 month term with an option for renewal.  As compensation for his role as officer, Mr. Glasscock received 1,000,000 restricted shares of company stock as well as payment of $7,000.00 per month for the duration of his contract term.  The agreement for his role as director is for a 12 month term, with an option for renewal.  As compensation for his role as director, Mr. Glasscock received 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On June 1, 2010, James G. Baughman entered into an agreement to act as a director of our company for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Baughman received 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On July 1, 2010, Michael Schifsky entered into an agreement to act as a director of our company for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Schifsky received 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

Outstanding Equity Awards at Fiscal Year-End

As at December 31, 2009, there were no unexercised options or stock that had not vested in regards to our executive officers, and there were no equity incentive plan awards for our executive officers during the year ended December 31, 2009.

Options Grants in the Year Ended December 31, 2009

During the year ended December 31, 2009, no stock options were granted to our executive officers.

Aggregated Options Exercised in the Year Ended December 31, 2009 and Year End Option Values

There were no stock options exercised during the year ended December 31, 2009 and no stock options held by our executive officers at the end of the year ended December 31, 2009.

Repricing of Options/SARS

We did not reprice any options previously granted to our executive officers during the year ended December 31, 2009.

Director Compensation

Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. Members of special or standing committees may be allowed similar reimbursement and compensation for attending committee meetings. During the year ended December 31, 2009, we did not pay any compensation or grant any stock options to our directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as disclosed below, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

During the six months ended June 30, 2010 the Company paid management and consulting fees of $14,000 to the President of the Company, management and consulting fees of $10,000 to the Company’s Vice President of Exploration, and management and consulting fees of $3,000 to a director of the Company.

On March 16, 2010, Steve Rix entered into an agreement to act as both an officer and director of our company.  The agreement for his role as officer is a 36 month term with an option for renewal.  As compensation for his role as officer, Mr. Rix received 30, 000,000 restricted shares of company stock as well as payment of $7,000.00 per month for the duration of his contract term.  He also received a relocation package.  The agreement for his role as director is for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Rix receives $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On March 16, John Glasscock entered into an agreement to act as both an officer and director of our company.  The agreement for his role as officer is a 36 month term with an option for renewal.  As compensation for his role as officer, Mr. Glasscock received 1,000,000 restricted shares of company stock as well as payment of $7,000.00 per month for the duration of his contract term.  The agreement for his role as director is for a 12 month term, with an option for renewal.  As compensation for his role as director, Mr. Glasscock received 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On June 1, 2010, James G. Baughman entered into an agreement to act as a director of our company for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Baughman is to receive 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

On July 1, 2010, Michael Schifsky entered into an agreement to act as a director of our company for a 12 month term with an option for renewal.  As compensation for his role as director, Mr. Schifsky is to receive 1,000,000 restricted shares of company stock as well as payment of $3,000.00 per month for the duration of his contract term, coverage under the company’s D&O insurance policy and reimbursement for all company-related travel expenses.

Effective August 2, 2010 the Company entered into a property purchase option agreement (the “Rattlesnake Hills Option Agreement”) with John Glasscock, a director of the Company, whereby the Company is entitled to acquire up to 100% interest in 452 mineral claims located in Natrona County, Wyoming.

Corporate Governance

We currently act with four directors, consisting of Steve Rix, John Glasscock, James G. Baughman and Michael Schifsky.  We have determined that each of John Glasscock, James G. Baughman and Michael Schifsky would be considered an “independent director” as defined by Nasdaq Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by the board of directors. Additionally, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common shares are quoted on the Over-the-Counter Bulletin Board under the symbol “BGBR.” The following quotations, obtained from Yahoo Finance, reflect the high and low bids for our common shares based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

National Association of Securities Dealers OTC Bulletin Board(1)
Quarter Ended	High	Low
March 31, 2010	$0.77(2)	$0.37(2)
December 31, 2009	$N/A(2)	$N/A(2)
September 30, 2009	$N/A(2)	$N/A(2)
June 30, 2009	$N/A(2)	$N/A(2)
March 31, 2009	$N/A(2)	$N/A(2)
December 31, 2008	$N/A(2)	$N/A(2)
September 30, 2008	$N/A(2)	$N/A(2)
June 30, 2008	$N/A(2)	$N/A(2)
March 31, 2008	$N/A(2)	$N/A(2)

(1)     Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

(2)     No trades occurred during this period.

Our common shares are issued in registered form. Empire Stock Empire Stock Transfer Inc., 1859 Whitney Mesa Dr Henderson, NV 89014  (Telephone: (702) 818-5898; Facsimile: (702) 974-1444)  is the registrar and transfer agent for our common shares.

On September 15, 2010, the shareholders' list showed 6 registered shareholders and  72,690,000 common shares outstanding.

Dividends

We have not declared or paid any cash dividends since inception and we do not intend to pay any cash dividends in the foreseeable future.  Although there are no restrictions that limit our ability to pay dividends on our shares of common stock other than as described below, we intend to retain future earnings for use in our operations and the expansion of our business.

Equity Compensation Plan Information

We have not adopted any equity compensation plans.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities for the year ended December 31, 2009.

RECENT SALES OF UNREGISTERED SECURITIES

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On September 9, 2010, we issued 1,000,000 restricted shares of our common stock to Mr. John Glasscock, a director of our company, pursuant to the terms of the Rattlesnake Hills Option Agreement.  The shares were issued to one US person (as that term is defined in Regulation S of the Securities Act of 1933) in reliance upon Regulation D of the Securities Act of 1933.

On September 7, 2010, we issued 2,000,000 restricted shares of our common stock to Intosh Services Limited pursuant to the terms of the financing agreement entered into on April 1, 2010. These shares were issued pursuant to an exemption from registration upon reliance on section 4(2) of the Securities Act of 1933.

On July 20, 2010, we issued 450,000 restricted shares of our common stock to Vista Partners LLC pursuant to our letter agreement with Vista Partners LLC dated June 10, 2010 (the “Letter Agreement”).  The securities issued under the Letter Agreement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from the registration requirements.  These shares were issued pursuant to an exemption from registration in section 4(2) of the Securities Act of 1933.

Effective January 20, 2010, we issued 250,000 shares of our common stock in a private placement at a purchase price of $0.20 raising gross proceeds of $50,000.  We have issued all of the shares to non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

In October 2005, we issued 390,000 shares of our common stock in a private placement at a purchase price of $0.10 raising gross proceeds of $39,000.   We have issued all of the shares to non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

In November 2005, we issued 388,000 shares of our common stock in a private placement at a purchase price of $0.10 raising gross proceeds of $38,800.   We have issued all of the shares to non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On April 14, 2005, a total of 20,000,000 shares of our common stock were issued in exchange for $2,000, or $.001 per share. These securities were issued to a former officer and director of our company.  These shares were issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

General

Our authorized capital stock consists of 1,500,000,000 shares of common stock at a par value of $0.001 per share.

Common Stock

As of September 15, 2010, there were 72,690,000 shares of our common stock issued and outstanding that are held by 6 stockholders of record.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We do not have an authorized class of preferred stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes provide that:

•
a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

•
a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

•
to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

•	by our stockholders;

•	by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

•	if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

•	if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

•	by court order.

Unless limited by our articles of incorporation (which is not the case with our articles of incorporation) a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defence of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 19, 2010, we appointed Mr. John Glasscock to our board of directors.

On June 1, 2010, we appointed Mr. James G. Baughman to our board of directors.

On July 1, 2010, we appointed Mr. Michael Schifsky to our board of directors.

Descriptions of business experience over the past five years and compensatory arrangements of the new director can be found in the sections entitled “Directors and Executive Officers” and “Executive Compensation”.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Our management has determined that, as of the closing of the property acquisitions above, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibits required by Item 601 of Regulation S-K

Exhibit Number	Description
(3)	Articles of Incorporation and Bylaws
3.1	Articles of Incorporation (incorporated by reference from our SB-2 Registration Statement filed March 17, 2006).
3.2	Bylaws (incorporated by reference from our SB-2 Registration Statement filed March 17, 2006).
3.3	Certificate of Change (incorporated by reference from our Current Report on Form 8-K filed March 1, 2010)
(10)	Material Contracts
10.1	Financing Agreement between Big Bear Mining Corp. and Intosh Services Limited, dated March 31, 2010 (incorporated by reference from our Current Report on Form 8-K filed April 8, 2010)
10.2	Share Cancellation/Return to Treasury Agreement with Aaron Hall dated April 27, 2010 (incorporated by reference from our Current Report on Form 8-K filed April 20, 2010)
10.3
Sol d’or Purchase Option Agreement between Big Bear Mining Corp. and Perry Vern English for Rubicon Minerals Corp., dated, April 14, 2010 (incorporated by reference from our Current Report on Form 8-K filed April 23, 2010)

10.4
Stevens Lake Purchase Option Agreement between Big Bear Mining Corp. and Perry Vern English for Rubicon Minerals Corp., dated, April 19, 2010 (incorporated by reference from our Current Report on Form 8-K filed April 23, 2010)

10.5
Purchase Option Agreement between Big Bear Mining Corp. and Perry English for Rubicon Minerals Corp., dated, April 1, 2010 (incorporated by reference from our Current Report on Form 8-K filed April 8, 2010)

10.6*	Rattlesnake Hills Option Agreement between Big Bear Mining Corp. and John Glasscock dated August 2, 2010.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG BEAR MINING CORP.

/s/ Steve Rix
Steve Rix
President, Treasurer, Secretary and Director

Date:  September 22, 2010